EXHIBIT 4.3

STERLING CHEMICALS, INC.
Trustor
to
Stanley Keeton, an Individual
Trustee
for the benefit of
U. S. BANK NATIONAL ASSOCIATION, as Collateral Agent
Beneficiary

DEED OF TRUST, ASSIGNMENT OF LEASES
AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

Dated March 29, 2007
This instrument affects certain real and personal property
located in Galveston County,
State of Texas

Recorded and return to:
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: Leila Rachlin, Esq.
(212) 819-8720
This instrument was prepared by the above-named attorney.

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
     THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING, dated March 29, 2007 (this “Deed of Trust”), made by STERLING CHEMICALS, INC., a Delaware corporation (the “Trustor”), having an address at 1200 Smith St., Suite 1900, Houston, Harris County, Texas 77002-4312 to STANLEY KEETON, an individual, having an address at c/o Fidelity National Title Insurance Company, 10010 San Pedro, San Antonio, Texas 78216, as trustee (the “Trustee”) for the benefit of U. S. BANK NATIONAL ASSOCIATION, a national banking association, having an address at 10 West Market Street, Suite 1150, Indianapolis, Indiana 46204, as collateral agent (the “Collateral Agent”) for the benefit of the Secured Parties (as hereinafter defined) (the “Beneficiary”).
W I T N E S S E T H            T H A T:
     WHEREAS, the Trustor is on the date of the delivery hereof the owner of fee title (or easement or leasehold title if otherwise indicated on Exhibit A hereto) to the parcels of land described in Exhibit A hereto (the “Land”) and of the Improvements (hereinafter defined);
     WHEREAS, pursuant to the terms, conditions and provisions of the Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Trustor, as issuer, the guarantors party thereto (the “Guarantors”) and U. S. Bank National Association, as trustee (the “Indenture Trustee”) and Collateral Agent, the Trustor issued 10 1/4% Senior Secured Notes due 2015 in the aggregate principal amount of ONE HUNDRED FIFTY MILLION AND 00/100 DOLLARS ($150,000,000.00) (together with any Exchange Notes and Additional Notes (as such terms are defined in the Indenture) issued pursuant to such Indenture and any other 10 1/4% Senior Secured Notes due 2015 issued pursuant to such Indenture in replacement thereof or substitution therefor, the “Notes”);
     WHEREAS, pursuant to the requirements of the Indenture, the Trustor is granting this Deed of Trust to secure the payment and performance of the Secured Obligations (as hereinafter defined); and
     WHEREAS, the Trustor has duly authorized the execution, delivery and performance of this Deed of Trust.
GRANT:
     NOW, THEREFORE, for and in consideration of the premises, and of the mutual covenants herein contained, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Secured Obligations, the Trustor hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers and conveys to the Trustee, IN TRUST, WITH POWER OF SALE, for the benefit of Beneficiary and its successors and assigns, forever, all of the following (collectively, the “Trust Premises”):

     (a) Real Estate. All of Trustor’s right, title and interest in, and to all of the Land and all additional lands and estates therein now owned by the Trustor for use or development with the Land or any portion thereof, together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now belonging or in any way pertaining to the Land and such additional lands and estates therein (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and such additional lands and estates therein and any interest therein; all estate, claim, demand, rights, title or interest of the Trustor in and to any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof and such additional lands and estates therein; all strips and gores belonging, adjacent or pertaining to the Land or such additional lands and estates (herein collectively referred to as the “Real Estate”);
     (b) Improvements. All of Trustor’s right, title and interest in and to all buildings, structures and other improvements now existing on the Land and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Real Estate; and, to the extent that any of the following items of property constitutes fixtures under applicable laws, all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials, and other articles of every kind and nature whatsoever and all replacements thereof, now or hereafter affixed or attached to, placed upon or used in any way in connection with the Real Estate and the complete and comfortable use, enjoyment, occupation, operation, development and/or maintenance of the Real Estate or such buildings, structures, and other improvements, including, but not limited to, partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property which are considered fixtures under applicable law (such buildings, structures and other improvements and such other property constituting fixtures under applicable law are herein collectively referred to as the “Improvements”; the Real Estate and the Improvements are herein collectively referred to as the “Property”);
     (c) Goods. All of Trustor’s right, title and interests in and to all building materials, construction materials, appliances (including, without limitation, stoves, ranges, ovens, disposals, refrigerators, water fountains and coolers, fans, heaters, dishwashers, clothes washers and dryers, water heaters, hood and fan combinations, kitchen equipment, laundry equipment, kitchen cabinets and other similar equipment), stocks, supplies, blinds, window shades, drapes, carpets, floor coverings, manufacturing equipment and machinery, office equipment, growing plants and shrubberies, control devices, equipment (including window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, pest control and other equipment), motor vehicles, tools, furnishings, furniture, lighting, non-structural additions to the Real Estate and

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Improvements and all other tangible property of any kind or character, together with all replacements thereof, now or hereafter located on or in or used or useful in connection with the complete and comfortable use, enjoyment, occupation, operation, development and/or maintenance of the Property, regardless of whether or not located on or in the Property or located elsewhere for purposes of storage, fabrication or otherwise but excluding for the purposes of this Deed of Trust any and all “inventory” as defined in the State Uniform Commercial Code and any other “goods” as defined in the State Uniform Commercial Code which are not necessary for the operation of the plants located on the Land (herein collectively referred to as the “Goods”);
     (d) Leases. All rights of the Trustor in, to and under all leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or replacements thereof hereafter entered into, whereby any Person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein (herein collectively referred to as the “Leases”), and the right, subject to applicable law, upon the occurrence of any Event of Default hereunder, to receive and collect the Rents (as hereinafter defined) paid or payable thereunder;
     (e) Plans. All rights of the Trustor in and to all plans and specifications, designs, drawings and other information, materials, and matters heretofore or hereafter prepared relating to the Improvements or any construction on the Real Estate (herein collectively referred to as, the “Plans”);
     (f) Permits. All rights of the Trustor, to the extent assignable, in, to and under all permits, franchises, licenses, approvals and other authorizations respecting the use, occupation and operation of the Property and every part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction (collectively, the “Permits”);
     (g) Contracts. All right, title and interest of the Trustor, to the extent assignable, in and to all certificates, warranties, appraisals, engineering, environmental, soils, insurance and other reports and studies, books, records, correspondence, files and advertising materials, now or hereafter obtained or entered into, as the case may be, pertaining to the construction, use, occupancy, possession, operation, management, leasing, maintenance and/or ownership of the Property (but only to the extent necessary or appropriate for the continued operation of the plants located on the Land and excluding for the purposes of this Deed of Trust in any event any such items constituting or in any way relating to “accounts” or “inventory” as those terms are defined in the State Uniform Commercial Code) and all right, title and interest of the Trustor therein (collectively, the “Contracts”);
     (h) Leases of Furniture, Furnishings and Equipment. All right, title and interest of the Trustor as lessee in, to and under any leases of furniture, furnishings,

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equipment and any other Goods now or hereafter installed in or at any time used in connection with the Property;
     (i) Rents. All rents, issues, profits, royalties, avails, income and other benefits other than accounts receivable derived or owned, directly or indirectly, by the Trustor from the Property, including, without limitation, all rents and other consideration payable by tenants, claims against guarantors, and any cash or other securities deposited to secure performance by tenants, under the Leases (herein collectively referred to as the “Rents”); and
     (j) Proceeds. All proceeds of the conversion, voluntary or involuntary of any of the foregoing Trust Premises into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards (herein, collectively referred to as the “Proceeds”);
     PROVIDED, HOWEVER, the Trust Premises shall not include any rights arising under any contracts, instruments, licenses or other documents as to which the grant of a lien and/or security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained;
     AND, without limiting any of the other provisions of this Deed of Trust, the Trustor expressly grants to the Beneficiary, as secured party, a security interest in all of those portions of the Trust Premises which are or may be subject to the State Uniform Commercial Code provisions applicable to secured transactions subject only to the Permitted Encumbrances;
     TO HAVE AND TO HOLD the Trust Premises unto the Trustee and the successors, successors in trust and assigns of the Trustee for the benefit of the Beneficiary, its successors and assigns, forever, subject only to the Permitted Encumbrances;
     FURTHER to secure the full, timely and proper payment and performance of the Secured Obligations, the Trustor hereby covenants and agrees with and warrants to the Trustee and the Beneficiary as follows:
ARTICLE I
COVENANTS AND AGREEMENTS OF THE TRUSTOR
          SECTION 1.1 Payment of Secured Obligations. (i) The Trustor agrees that:
          (a) it will duly and punctually pay and perform or cause to be paid and performed each of the Secured Obligations at the time and in accordance with the terms of the Indenture and the Notes; and
          (b) when and as due and payable from time to time in accordance with the terms hereof or of any other Collateral Document, pay and perform, or cause to be paid and performed, all other Secured Obligations.

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          SECTION 1.2 Title to Trust Premises, etc. The Trustor represents and warrants to and covenants with the Trustee and the Beneficiary that:
          (a) except as otherwise permitted by the terms of the Indenture, as of the date hereof and at all times hereafter while this Deed of Trust is outstanding, the Trustor (i) is and shall be the absolute owner of the legal and beneficial title to the applicable interest in the Property and to all other property included in the Trust Premises, and (2) has and shall have good and indefeasible title in fee simple absolute, or good and sufficient easement or leasehold title, as currently represented in the granting clause as of the date hereof, to the Property; provided, however, that the portion of the Land described on Part III of Exhibit A is hereby excluded from these covenants, subject in each case only to this Deed of Trust, the Permitted Liens (as defined in the Indenture) and the exceptions to title set forth in Exhibit B to the title insurance policy insuring the lien of this Deed of Trust and approved by Collateral Agent in its reasonable discretion (collectively, the “Permitted Encumbrances”);
          (b) the Trustor has good and lawful right, power and authority to execute this Deed of Trust and to convey, transfer, assign, mortgage and grant a security interest in the Trust Premises, all as provided herein;
          (c) this Deed of Trust has been duly executed, acknowledged and delivered on behalf of the Trustor, all consents and other actions required to be taken by the officers, directors, shareholders and partners, as the case may be, of the Trustor have been duly and fully given and performed, all governmental and court approvals required have been obtained by Trustor, and this Deed of Trust constitutes the legal, valid and binding obligation of the Trustor, enforceable against the Trustor in accordance with its terms; and
          (d) the Trustor, at its expense, will warrant and defend the Trustee and the Beneficiary and any purchaser under the power of sale herein or at any foreclosure sale such title to the Trust Premises and the first deed of trust lien and first perfected security interest of this Deed of Trust thereon and therein against all claims and demands and will maintain, preserve and protect such lien and security interest and will keep this Deed of Trust a valid, direct, first deed of trust lien of record on the Property and a first perfected security interest in the Trust Premises other than the Property, subject only to the Permitted Encumbrances.
          SECTION 1.3 Title Insurance.
          SECTION 1.3.1 Title Insurance Policy. The Trustor shall use its commercially reasonable best efforts to cause to be delivered to the Beneficiary no later than 30 days after the date hereof and at the Trustor’s sole cost and expense, a lender’s title insurance policy issued by a nationally recognized title insurance company in an insured amount reasonably satisfactory to the Beneficiary, insuring this Deed of Trust as a valid and enforceable first priority deed of trust lien on the Land described on Exhibit A, free and clear of all defects and encumbrances except Permitted Encumbrances, together with such endorsements, affirmative coverage, coinsurance and reinsurance, as reasonably requested by the Beneficiary.
          SECTION 1.3.2 Title Insurance Proceeds. All proceeds received by and payable to the Beneficiary for any loss under the loan policy or policies of title insurance delivered to the

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Beneficiary pursuant to Section 1.3.1, or under any policy or policies of title insurance delivered to the Beneficiary in substitution therefor or replacement thereof, shall be the property of the Beneficiary and shall be applied by the Beneficiary in accordance with the provisions of Section 3.11.
          SECTION 1.4 Recordation. The Trustor, at its expense, will at all times cause this Deed of Trust and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof), and each other instrument delivered in connection with the Indenture, the Notes or any Collateral Documents and intended thereunder to be recorded, registered and filed, to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien and security interest of this Deed of Trust as a valid, direct, first deed of trust lien on the Property and first perfected security interest in the Trust Premises other than the Property, subject only to the Permitted Encumbrances. The Trustor will pay or cause to be paid, and will indemnify the Trustee and the Beneficiary in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Deed of Trust and any and all supplements and amendments hereto.
          SECTION 1.5 Payment of Impositions, etc. Subject to Section 1.8 (relating to permitted contests), the Trustor will pay or cause to be paid before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment, all taxes, assessments, water and sewer rates, charges, license fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Trust Premises, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes, and all taxes, assessments or charges which may be levied on the Secured Obligations, or the interest thereon (collectively, the “Impositions”). The Trustor will deliver to the Beneficiary, upon request, copies of official receipts or other satisfactory proof evidencing such payments.
          SECTION 1.6 Insurance and Legal Requirements. Subject to Section 1.8 (relating to permitted contests), the Trustor, at its expense, will comply in all material respects, or cause compliance in all material respects with
          (a) all provisions of any insurance policy covering or applicable to the Trust Premises or any part thereof, all requirements of the issuer of any policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Trust Premises or any part thereof or any use or condition of the Trust Premises or any part thereof (collectively, the “Insurance Requirements”); and
          (b) all laws, including Environmental Laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations,

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directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Trust Premises or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Trust Premises or any part thereof (collectively, the “Legal Requirements”);
noncompliance of which could reasonably be expected to cause a Material Adverse Effect.
          SECTION 1.7 Security Interests, etc. The Trustor will not directly or indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any deed of trust, mortgage, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to or any other lien on or in the Trust Premises or any part thereof or the interest of the Trustor or the Beneficiary therein, or any Proceeds thereof or Rents or other sums arising therefrom, other than (a) Permitted Encumbrances, and (b) liens of mechanics, materialmen, suppliers or vendors or rights thereto incurred in the ordinary course of the business of the Trustor for sums not yet due or any such liens or rights thereto which are at the time being contested as permitted by Section 1.8. The Trustor will not postpone the payment of any sums for which liens of mechanics, materialmen, suppliers or vendors or rights thereto have been incurred (unless such liens or rights thereto are at the time being contested as permitted by Section 1.8), for more than 60 days after the completion of the action giving rise to such liens or rights thereto.
          SECTION 1.8 Permitted Contests. The Trustor at its expense may contest, or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition, Legal Requirement, or Insurance Requirement or lien of a mechanic, materialman, supplier or vendor, provided that, (a) in the case of an unpaid Imposition, lien, encumbrance or charge, such proceedings shall suspend the collection thereof from the Trustor, the Beneficiary, and the Trust Premises (including any rent or other income therefrom) and shall not materially interfere with the payment of any such rent or income, (b) neither the Trust Premises nor any rent or other income therefrom nor any part thereof or interest therein would be in any material danger of being sold, forfeited, lost, impaired or interfered with, (c) in the case of a Legal Requirement, neither the Trustor nor the Beneficiary would be in material danger of any material civil or any criminal liability for failure to comply therewith, (d) the Trustor shall have furnished such security, if any, as may be required in the proceedings or as may be reasonably requested by Beneficiary, (e) the non-payment of the whole or any part of any Imposition will not result in the delivery of a tax deed to the Trust Premises or any part thereof because of such non-payment, (f) the payment of any sums required to be paid with respect to the Notes or under this Deed of Trust (other than any unpaid Imposition, lien, encumbrance or charge at the time being contested in accordance with this Section 1.8) shall not be interfered with or otherwise affected, and (g) in the case of any Insurance Requirement, the failure of the Trustor to comply therewith shall not affect the validity of any such insurance required to be maintained by the Trustor under Section 2.1 and (h) that adequate reserves, determined in accordance with GAAP, shall have been set aside on the Trustor’s books.

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          SECTION 1.9 Leases. The Trustor represents and warrants to the Trustee and the Beneficiary that, as of the date hereof, there are no written or oral leases or other agreements of any kind or nature, other than the Permitted Encumbrances, relating to the occupancy or use of any portion of the Trust Premises by any Person other than the Trustor. Except as is permitted by the Indenture, the Notes or any of the Collateral Documents, the Trustor will not enter into any such written or oral lease or other agreement with respect to any portion of the Property without first obtaining the written consent of the Beneficiary.
          SECTION 1.10 Compliance with Instruments. The Trustor at its expense will promptly comply in all material respects with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of the Trustor under the terms thereof. The Trustor will not take any action which may result in a forfeiture or termination of the rights afforded to the Trustor under any such instruments, and will not, without the prior written consent of the Beneficiary, amend any such instruments in any manner adverse to the Beneficiary and the Secured Parties in any material respect, except as is permitted by the Indenture, the Notes or any Collateral Document.
          SECTION 1.11 Maintenance and Repair, etc. Subject to the provisions of the Indenture and Section 1.12, the Trustor will keep or cause to be kept all presently and subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and the ways adjoining the same, in good and substantial order and repair and in such a fashion that neither the value nor utility of the Trust Premises will be materially diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, so that its business carried on in connection therewith may be properly conducted at all times. The Trustor at its expense will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Property and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary and appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Property and upon any adjoining property.
          SECTION 1.12 Alterations, Additions, etc. So long as no Event of Default shall have occurred and be continuing, the Trustor shall have the right at any time and from time to time to make or cause to be made alterations of and additions to the Property or any part thereof, provided that any alteration or addition: (a) shall not materially change the general character or the use of the Property (other than with respect to Non-Facility Assets) or materially reduce the fair market value thereof below its value immediately before such alteration or addition, or materially impair the usefulness of the Property; (b) is effected with due diligence, in a good and workmanlike manner and in compliance in all material respects with all Legal Requirements and Insurance Requirements; (c) subject to the Indenture and Section 1.8, is promptly and fully paid for, or caused to be paid for, by the Trustor; and (d) is made, in case the estimated cost of such alteration or addition exceeds U.S. $1,000,000, under the supervision of a qualified architect or engineer or another professional.

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          SECTION 1.13 Acquired Property Subject to Lien. Subject to the Permitted Encumbrances and except as otherwise permitted by the Indenture, all property at any time acquired by the Trustor and provided or required by this Deed of Trust to be or become subject to the lien and security interest hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Deed of Trust without further action on the part of the Trustor or the Beneficiary. Upon written request of Beneficiary, the Trustor, at its expense, will execute and deliver to the Beneficiary (and will record and file as provided in Section 1.4) an instrument supplemental to this Deed of Trust reasonably satisfactory in substance and form to the Beneficiary, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Deed of Trust all right, title and interest of the Trustor in and to all property provided or required by this Deed of Trust to be subject to the lien and security interest hereof.
          SECTION 1.14 Assignment of Rents. The assignment, grant and conveyance of the Leases and Rents, Proceeds and other rents, income proceeds and benefits of the Trust Premises contained in the Granting Clause of this Deed of Trust shall constitute an absolute, present and irrevocable assignment, grant and conveyance, provided, however, that permission is hereby given to the Trustor, so long as no sale, foreclosure or other proceeding pursuant to Article III hereof to convey any interest in the Trust Premises has been commenced (each of the foregoing, a “Triggering Event”), to: (i) collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits from the Trust Premises as they become due and payable, but not further in advance thereof than is customary, and in accordance with all of the other terms, conditions and provisions hereof, of the Indenture, the Collateral Documents, Leases, Contracts and any other agreements and/or instruments with respect to which such payments are made or such other benefits are conferred; or (ii) pledge to the First Lien Collateral Agent the right to collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits to the extent same constitute Proceeds of Second Lien Collateral that are First Lien Collateral (as each such term is defined in the Intercreditor Agreement). Upon the occurrence and continuance of a Triggering Event, such permission under subsection (i) above shall terminate immediately and automatically, without notice to the Trustor or any other Person except as required by law, and shall not be reinstated without the express written consent of the Beneficiary and upon the occurrence of a Disposition such permission under subsection (ii) above shall terminate immediately and automatically with respect to any Rents, Proceeds and other rents, income, proceeds and benefits from Trust Premises that are the subject of a Disposition, without notice to the Trustor or any other Person except as required by law. Such assignment shall be fully effective without any further action on the part of the Trustor, the Trustee, or the Beneficiary, and the Beneficiary shall be entitled, at its option, upon the occurrence of a Triggering Event, to collect, receive and apply all Rents, Proceeds and all other rents, income, proceeds and benefits from the Trust Premises, including all right, title and interest of the Trustor in any escrowed sums or deposits or any portion thereof or interest therein, whether or not the Trustee or the Beneficiary takes possession of the Trust Premises or any part thereof. The Trustor further grants to the Beneficiary the right, at the Beneficiary’s option, upon the occurrence and continuance of a Triggering Event hereunder, to:
          (a) enter upon and take possession of the Property for the purpose of collecting Rents, Proceeds and said rents, income, proceeds and other benefits;

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          (b) dispossess by the customary summary proceedings any tenant, purchaser or other Person that is not a party to a lease which is a Permitted Encumbrance;
          (c) let or convey the Trust Premises or any portion thereof or any interest therein; and
          (d) apply Rents, Proceeds and such other rents, income, proceeds and other benefits of the Trust Premises, after the payment of all necessary fees, charges and expenses, on account of the Secured Obligations in accordance with Section 3.11.
Notwithstanding the foregoing, if Trustor has pledged to the First Lien Collateral Agent the right to collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits to the extent same constitute Proceeds of Second Lien Collateral that are First Lien Collateral, then permission is given to the First Lien Collateral Agent to continue to collect, receive and apply same until a Disposition occurs affecting the Trust Premises from which such Rents, Proceeds and other rents, income, proceeds and benefits are generated. Nothing in this Section 1.14 shall be deemed to modify any of the provisions of the Intercreditor Agreement.
          SECTION 1.15 No Claims Against the Trustee or the Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by the Trustee or the Beneficiary, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against the Trustee or the Beneficiary in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the lien and security interest of this Deed of Trust. All contractors, subcontractors, vendors and other persons dealing with the Property, or with any persons interested therein, are hereby advised to take notice of the provisions of this Section.
          SECTION 1.16 Indemnification. The Trustor will protect, indemnify, save harmless and defend the Trustee and the Beneficiary, the Secured Parties and each of their respective officers, directors, shareholders, employees, representatives and agents (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”), from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against any Indemnified Party by reason of (a) ownership of an interest in this Deed of Trust, the Indenture, the Notes or any of the Collateral Documents, (b) any accident, injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, non-use or condition of the Trust Premises or any part thereof or the sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways adjoining the Property, (d) any failure on the part of the Trustor to perform or comply with any of the terms of this Deed of Trust, the Indenture, the Notes or any of the other Collateral Documents, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Premises or any part thereof made or suffered to be made by or on behalf of the Trustor, (f) any negligence or tortious act on the part of Trustor or any of its agents, contractors, lessees, licensees or invitees, (g) any work in connection with any alterations,

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changes, new construction or demolition of or additions to the Trust Premises, or (h)(i) any Hazardous Material on, in, under or affecting all or any portion of the Property, the groundwater, or any surrounding areas, (ii) any misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in Sections 1.20 and 1.21, (iii) any violation or claim of violation by the Trustor of any Environmental Laws, or (iv) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of any Hazardous Material, except to the extent that any of the matters described in subsections (a)-(h) arise out of the gross negligence, unlawful acts or willful misconduct of any Indemnified Party. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ACT OR OMISSION OR ERROR OF JUDGMENT IN CONNECTION WITH THIS DEED OF TRUST, IT BEING THE INTENT OF THE PARTIES HERETO THAT THE TRUSTEE SHALL NOT BE LIABLE FOR THE TRUSTEE’S SOLE OR CONTRIBUTORY NEGLIGENCE. If any action or proceeding be commenced, to which action or proceeding any Indemnified Party is made a party by reason of the execution of this Deed of Trust, the Indenture, the Notes, or any of the other Collateral Documents, or in which it becomes necessary to defend or uphold the lien of this Deed of Trust, all sums paid by the Indemnified Parties, for the expense of any litigation to prosecute or defend the rights and lien created hereby or otherwise, shall be paid by the Trustor to such Indemnified Parties, as the case may be, as hereinafter provided. The Trustor will pay and save the Indemnified Parties harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by the Indemnified Parties in respect of this Deed of Trust, the Indenture, the Notes or any other Secured Obligation. All amounts payable to the Indemnified Parties under this Section 1.16 shall be deemed indebtedness secured by this Deed of Trust and any such amounts which are not paid within ten (10) days after written demand therefor by any Indemnified Party shall bear interest at the rate provided for in the Indenture and the Notes from the date of such demand. In case any action, suit or proceeding is brought against any Indemnified Party by reason of any such occurrence, the Trustor, upon request of such Indemnified Party, will, at the Trustor’s expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by the Trustor and approved by such Indemnified Party. The obligations of the Trustor under this Section 1.16 shall survive any discharge or reconveyance of this Deed of Trust and payment in full of the Secured Obligations.
          SECTION 1.17 No Credit for Payment of Taxes. The Trustor shall not be entitled to any credit against the Secured Obligations by reason of the payment of any tax on the Trust Premises or any part thereof or by reason of the payment of any other Imposition, and shall not apply for or claim any deduction from the taxable value of the Trust Premises or any part thereof by reason of this Deed of Trust.
          SECTION 1.18 No Transfer of the Trust Premises. Except as is provided in the Indenture, the Notes or the Collateral Documents, and except for the Permitted Encumbrances, the Trustor shall not, without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed, (i) sell, convey, assign or otherwise transfer the Trust Premises or any portion of the Trustor’s interest therein or (ii) further encumber the Trust Premises or permit the Trust Premises to become encumbered by any lien,

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claim, security interest or other indebtedness of any kind or nature other than the Permitted Encumbrances.
          SECTION 1.19 Security Agreement. With respect to the items of personal property and fixtures referred to and described in the Granting Clause of this Deed of Trust and included as part of the Trust Premises, this Deed of Trust is hereby made and declared to be a security agreement encumbering each and every item of such personal property and fixtures included as part of the Trust Premises now or hereafter owned by Trustor, in compliance with the provisions of the Uniform Commercial Code as enacted in the State. In this respect (and notwithstanding the conveyance to the Trustee rather than directly to the Beneficiary as provided in this Deed of Trust), Trustor, as “Debtor”, expressly grants to Beneficiary, as “Secured Party”, a security interest in and to all of the property now or hereafter owned by Trustor which constitutes the personal property and fixtures included as part of the Trust Premises hereinabove referred to and described in this Deed of Trust, including all extensions, accessions, additions, improvements, betterments, renewals, replacements and substitutions thereof or thereto, and all proceeds from the sale or other disposition thereof. Trustor agrees that Beneficiary may file this Deed of Trust, or a reproduction thereof, in the real estate records or other appropriate index, as, and this Deed of Trust shall be deemed to be, a financing statement filed as a fixture filing in accordance with the laws of the State. Any reproduction of this Deed of Trust or of any other security agreement or financing statement executed by Trustor shall be sufficient as a financing statement. In addition, Trustor agrees to execute and deliver to Beneficiary, upon Beneficiary’s request, financing statements, as well as extensions, renewals, and amendments thereof, and reproductions of this Deed of Trust, in such form as Beneficiary may reasonably require to perfect a security interest with respect to said items. Trustor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Beneficiary may reasonably require. Except as is provided in the Indenture, the Notes or the Collateral Documents, and except for the Permitted Encumbrances, without the prior written consent of Beneficiary, Trustor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the above-described personal property and fixtures, including any replacements and additions thereto. Upon the occurrence and during the continuance of an Event of Default under this Deed of Trust, the Beneficiary shall have and shall be entitled to exercise any and all of the rights and remedies (i) as prescribed in this Deed of Trust, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory provisions now or hereafter enacted and specified in said Uniform Commercial Code, all at Beneficiary’s sole election. Trustor warrants that Trustor’s correct name, identity, state of incorporation and address are as set forth herein. Trustor agrees that it shall provide Trustee and Beneficiary with thirty (30) days prior written notice of any change in Trustor’s name, identity, state of incorporation or address. The mailing address of the Beneficiary from which information may be obtained concerning the security interest created herein is also set forth herein. This information hereof is provided in order that this Deed of Trust shall comply with the requirements of the Uniform Commercial Code as enacted in the State for instruments to be filed as financing statements. In accordance with the laws of the State, this Deed of Trust shall remain effective as a fixture filing until this Deed of Trust is released or satisfied of record or its effectiveness otherwise terminates as to the Trust Premises.

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          SECTION 1.20 Representations and Warranties. In order to induce the Beneficiary to enter into this Deed of Trust, the Indenture and the other Collateral Documents, the Trustor agrees that all of the representations and warranties of Trustor set forth in the Indenture are incorporated into this Deed of Trust by reference as if fully set forth herein.
          SECTION 1.21 Trustor’s Covenants. In order to induce the Beneficiary to accept this Deed of Trust and enter into the Indenture and the other Collateral Documents, the Trustor agrees that all of the covenants of Trustor set forth in the Indenture are incorporated in this Deed of Trust by reference as if fully set forth herein.
          SECTION 1.22 Attornment. Beneficiary, by its acceptance of this Deed of Trust, hereby acknowledges and agrees that the liens granted herein are or will be subject to the rights of certain lessees under: (i) certain Leases in existence on the date hereof; (ii) Leases entered into by Trustor after the date hereof provided that Trustor obtains the written consent of Beneficiary prior to entering into such Leases; and (iii) Leases entered into by Trustor after the date hereof without the consent of Beneficiary provided that such Lease is a Permitted Lien (each of the Leases described in clauses (i) (ii) and (iii), a “Permitted Lease”). The rights of the tenants under the Permitted Leases shall not be adversely affected by the exercise by Beneficiary of any of its rights hereunder, nor shall any such tenant be in any way deprived of its rights under the applicable Permitted Lease except in accordance with the terms of such lease. In the event that Beneficiary succeeds to the interest of Trustor under a Permitted Lease, such Permitted Lease shall not be terminated or affected thereby except as set forth therein, and any sale of the applicable leased premises by Beneficiary or pursuant to the judgment of any court in an action to enforce the remedies provided for in this Deed of Trust shall be made subject to such Permitted Lease and the rights of such tenant expressly set forth thereunder. If Beneficiary succeeds to the interests of Trustor in and to the applicable leased premises or under such Permitted Lease or enters into possession of such leased premises, the Beneficiary, and such tenants, shall be bound to each other under all of the express terms, covenants and conditions of such Permitted Lease, as if the Beneficiary was originally the Trustor as lessor thereunder, provided, however, that Beneficiary or its successors and assigns, shall not be (i) subject to any credits, offsets, defenses or claims which such tenant might have against Trustor; (ii) liable for any act or omission of Trustor or for any indemnity, of whatever nature, by Trustor pursuant to any provision contained in such Permitted Lease with respect to any event occurring prior to the date that Beneficiary or its successor or assign shall acquire the leased premises; (iii) bound by any covenant to undertake or complete any construction in connection with the leased premises or to pay any sums in connection therewith; or (iv) required to account for any security deposit other than any security deposit actually delivered to Beneficiary or its successor or assign.
          SECTION 1.23 Inspections. Trustor will permit the Trustee or the Beneficiary, or the agents of either of them, to enter upon the Property and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof and of the other Trust Premises. If an Event of Default has occurred and is continuing, then such investigation and inspection shall be performed at the cost and expense of Trustor.

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ARTICLE II
INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC.
          SECTION 2.1 Insurance.
          SECTION 2.1.1 Risks to be Insured. The Trustor will, at its expense, maintain or cause to be maintained: (a) insurance with respect to the Improvements against loss or damage by fire, lightning and such other risks as are included in standard “all-risk” policies, in amounts sufficient to prevent the Trustor and the Beneficiary from becoming a co-insurer of any partial loss under the applicable policies, but in any event in amounts not less than the then full insurable value (accrual replacement value) of the Improvements (subject to commercially reasonable deductibles), as determined by the Trustor in accordance with generally accepted insurance practice, (b) comprehensive public liability, including bodily injury and product liability and property damage, insurance, with personal injury endorsements, applicable to the Trust Premises in such amounts as are customarily carried by Persons operating similar properties in the same general locality, but in any event with a combined single limit of not less than Twenty Million Dollars ($20,000,000) per occurrence, (c) explosion insurance in respect of any steam and pressure boilers and similar properties in the same general locality, but in any event in an amount not less than Twenty Million Dollars ($20,000,000), (d) business interruption insurance (including added expense coverage against all insurable perils for a period of not fewer than twelve (12) months (subject to a reasonable aggregate deductible), (e) worker’s compensation insurance to the full extent required by applicable law for all employees of the Trustor engaged in any work on or about the Property, (f) employer’s liability insurance with a limit of not less than Ten Million Dollars ($10,000,000) for each occurrence, and (g) all-risk, builders’ risk insurance with respect to the Property during any period during which there is any construction work being performed, against loss or damage by fire or other risks, including vandalism, malicious mischief and sprinkler leakage, as are included in so-called “extended coverage” clauses at the time available and (h) such other insurance with respect to the Property in such amounts and against such insurable hazards as the Beneficiary from time to time my reasonably require by written notice to the Trustor and is then being required by lenders of facilities similar to the Trust Premises, which facilities are located in a similar geographic area to the Trust Premises. Notwithstanding the foregoing, to the extent any insurance required herein is no longer available Trustor shall not be in default of its obligations hereunder if it fails to obtain such unavailable insurance. In addition, to the extent it becomes commercially unreasonable to maintain any such insurance (which shall be true if such insurance is not being renewed or obtained by substantially all owners of facilities similar to the Trust Premises which are located in a similar geographic area to the Trust Premises), then Trustor shall not be required to maintain such insurance until the time such insurance is available on commercially reasonable terms
          SECTION 2.1.2 Policy Provisions. All insurance maintained by the Trustor pursuant to Section 2.1.1 shall: (a) be provided by insurers that are approved and licensed to conduct business or authorized to write insurance in the State of Texas with a minimum Best rating of “A-VIII” (provided that, with respect to the insurance maintained by Trustor on the date hereof, Trustor may maintain or renew such insurance with its current insurers if the Financial

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Size Category (“FSC”) of such insurer is no lower than the lower of VIII or such insurers FSC on the date hereof); (b) (except for worker’s compensation insurance) list the Beneficiary, as an additional insured as its interest may appear; (c) include effective waivers by the insurer of all rights of subrogation against any named insured, the indebtedness secured by this Deed of Trust and the Trust Premises and all claims for insurance premiums against the Beneficiary; (d) (except for worker’s compensation and public liability insurance) provide that any losses shall be payable notwithstanding (i) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (ii) the occupation or use of the Trust Premises for purposes more hazardous than permitted by the terms thereof, (iii) any foreclosure or other action or proceeding taken by the Beneficiary pursuant to any provision of this Deed of Trust, or (iv) any change in title or ownership of the Trust Premises; (e) endeavor to provide to Beneficiary at least thirty (30) days prior written notice of cancellation, reduction in amount or material change in coverage thereof or any portion thereof, (f) provide that any notice under such policies shall be simultaneously delivered to the Beneficiary. Any insurance maintained pursuant to this Section 2.1 may be evidenced by blanket insurance policies covering the Property and other properties or assets of the Trustor, provided that any such policy shall specify the portion, if less than all, of the total coverage of such policy that is allocated to the Trust Premises and shall in all other respects comply with the requirements of this Section 2.1.
          SECTION 2.1.3 Delivery of Certificates, etc. The Trustor will deliver to the Beneficiary, promptly upon request, (a) certificates of all policies evidencing all insurance required to be maintained under Section 2.1.1 (or, in the case of blanket policies, certificates thereof by the insurers together with a counterpart of each blanket policy), and (b) evidence as to the payment of all premiums due thereon (with respect to public liability insurance policies, all installments for the current year due thereon to such date), provided that the Beneficiary shall not be deemed by reason of its custody of such certificates to have knowledge of the contents thereof or of the applicable policies. If Trustor fails to obtain insurance in accordance herewith, Beneficiary may do so (but shall not be obligated to do so) and without limiting any of Beneficiary’s other remedies exercise its rights under Section 3.14.
          SECTION 2.1.4 Separate Insurance. The Trustor will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 2.1 unless such additional insurance will not affect Beneficiary’s rights with respect to the insurance maintained pursuant to this Section 2.1.
          SECTION 2.2 Damage, Destruction or Taking; Trustor to Give Notice; In case of:
          (a) any material damage to or destruction of the Trust Premises or any material part thereof; or
          (b) any taking, whether for permanent or temporary use, of all or any material part of the Trust Premises or any material interest therein or material right accruing thereto, as the result of the exercise of the right of condemnation or eminent domain (a “Taking”), or the commencement of any proceedings or negotiations which may result in a Taking,

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the Trustor will promptly give written notice thereof to the Beneficiary, generally describing the nature and extent of such damage or destruction and the Trustor’s best estimate of the cost of restoring the Trust Premises, or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. Any Net Loss Proceeds from an Event of Loss shall be applied in accordance with Section 4.17 of the Indenture.
ARTICLE III
EVENTS OF DEFAULT; REMEDIES, ETC.
          SECTION 3.1 Event of Default; Acceleration. If an Event of Default shall have occurred and be continuing, then and in any such event the Beneficiary may at any time thereafter (unless all Events of Default shall theretofore have been remedied and all costs and expenses including, without limitation, attorneys’ fees and expenses, incurred by or on behalf of the Beneficiary of which Trustor has notice shall have been paid in full by the Trustor) declare, by written notice to the Trustor, the Notes and all other Secured Obligations to be due and payable immediately or on a date specified in such notice, and on such date the same shall be and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which the Trustor hereby waives. The Trustor will pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by or on behalf of the Beneficiary in enforcing this Deed of Trust, the Indenture, the Notes, or the Collateral Documents that are occasioned by any default hereunder.
          SECTION 3.2 Legal Proceedings; Judicial Foreclosure. If an Event of Default shall have occurred and be continuing, the Beneficiary at any time may, at its election, proceed at law or in equity or otherwise to enforce the payment and performance of the Secured Obligations in accordance with the terms hereof and thereof and to foreclose the lien of this Deed of Trust as against all or any part of the Trust Premises and to have the same sold under the judgment or decree of a court of competent jurisdiction. The Beneficiary shall be entitled to recover in such proceedings all costs incident thereto, including reasonable attorneys’ fees and expenses in such amounts as may be fixed by any court.
          SECTION 3.3 Power of Sale. If an Event of Default shall have occurred and be continuing, the Beneficiary may direct the Trustee to sell or offer for sale the Trust Premises in such portions, order and parcels as the Beneficiary may determine, with or without having first taken possession of the same, to the highest bidder for cash at public auction. Such sale shall be made at the courthouse of the county wherein the Land (or any of that portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby mortgaged present at such sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m. after posting a written or printed notice or notices of the place, the earliest time at which the sale will begin and terms of the sale of the Trust Premises for twenty-one (21) days prior to the date of the sale at the courthouse door of the county in which the sale is to be made and at the courthouse door of any other county in which a portion of the Trust Premises may be situated and filing a copy of such notice(s) in the office of the county clerk in each of such counties, and by serving written notice of the proposed sale at least twenty-one (21) days preceding the date of sale by

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certified mail on each debtor obligated to pay the Secured Obligations according to the records of the Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly stamped and addressed to such debtor at the most recent address as shown by the records of the Beneficiary, in a post office or official depository under the care and custody of the United States. It is agreed that the posting and transmittal of notices may be performed by the Trustee, Beneficiary, or by any person acting for them. In lieu of the foregoing, the sale may be accomplished by following the procedures permitted or required by Section 51.002 of the Texas Property Code, as same may be amended from time to time, relating to the sale of real estate and/or by the Texas Uniform Commercial Code-Secured Transactions (same being Chapter 9 of the Texas Business and Commerce Code) relating to the sale of personal property collateral after default by a debtor (as said Section and Chapter may now exist or may hereafter be amended or succeeded), or by any other present or subsequent articles or enactments relating to the same. Nothing contained in this Section shall be construed to limit in any way the Trustee’s rights to sell the Trust Premises by private sale if, and to the extent, that such private sale is permitted under the laws of the State or by public or private sale after entry of judgment by any court of competent jurisdiction ordering the same. At any such sale (i) whether made under power herein contained, Section 51.002 of the Texas Property Code, the Texas Uniform Commercial Code- Secured Transactions, any other legal requirement or by virtue of any judicial procedure or any other legal right, remedy or recourse, it shall not be necessary for the Trustee to have physically present, or to have constructive possession of, the Trust Premises (Trustor hereby covenanting and agreeing to deliver to the Trustee any portion of the Trust Premises not actually or constructively possessed by the Trustee immediately upon demand by the Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by the Trustee shall contain a special warranty of title, binding upon Trustor, (iii) each and every recital contained in any instrument of conveyance made by the Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Secured Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor to the Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (v) the receipt of the Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar, both at law and in equity, against Trustor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Trustor, and (vii) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale. The Trust Premises may be sold in one or more parcels and in such manner and order as Trustee and Beneficiary, in their sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales but other and successive sales may be made until all of the Trust Premises have been sold or until the Secured Obligations have been fully satisfied. The Trustee may postpone the sale of

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all or any portion of such Trust Premises by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under this Deed of Trust and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Trustor and Beneficiary shall be restored to their former positions with respect to the Secured Obligations, the Trust Premises and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.
          SECTION 3.4 Uniform Commercial Code Remedies. If an Event of Default shall have occurred and be continuing, the Beneficiary may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the Uniform Commercial Code of the State. The Trustor shall, promptly upon request by the Beneficiary, assemble the Trust Premises, or any portion thereof generally described in such request, and make it available to the Beneficiary at such place or places designated by the Beneficiary and reasonably convenient to the Beneficiary and the Trustor. If the Beneficiary elects to proceed under the Uniform Commercial Code of the State to dispose of portions of the Trust Premises, the Beneficiary, at its option, may give the Trustor notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to the Trustor at least ten (10) days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by the Beneficiary of any portion of the Trust Premises or any interest therein is required by law, the Trustor conclusively agrees that ten (10) days notice to the Trustor of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable.
          SECTION 3.5 Beneficiary Authorized to Execute Deeds, etc. The Trustor irrevocably appoints the Trustee and the Beneficiary (which appointment is coupled with an interest) the true and lawful attorney-in-fact of the Trustor, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise, to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request; provided, however, Trustee and Beneficiary are permitted to take such actions only upon and during the continuation of an Event of Default or when otherwise permitted under the Indenture or any Collateral Document.
          SECTION 3.6 Purchase of Trust Premises by Beneficiary. The Beneficiary may be a purchaser of the Trust Premises or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and the Beneficiary may apply upon the purchase price thereof the indebtedness secured hereby owing to the Beneficiary. Such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the security interest and lien of this Deed of Trust and free of all rights of redemption in the Trustor.

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          SECTION 3.7 Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Trust Premises or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of the Trustee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.
          SECTION 3.8 Waiver of Appraisement Valuation, etc. The Trustor hereby waives, to the fullest extent it may lawfully do so, the benefit of appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Trust Premises or any part thereof or any interest therein.
          SECTION 3.9 Sale a Bar Against Trustor. Any lawfully conducted sale of the Trust Premises or any part thereof or any interest therein under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise, shall forever be a bar against the Trustor.
          SECTION 3.10 Secured Obligations to Become Due on Sale. Except as otherwise provided in the Indenture or herein, upon any sale of the Trust Premises or any portion thereof or interest therein by virtue of the exercise of any remedy by the Beneficiary, or the Trustee on behalf of the Beneficiary, under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise in accordance with this Deed of Trust or by virtue of any other remedy available at law or in equity or by statute or otherwise, at the option of the Beneficiary, any sums or monies due and payable pursuant to the Indenture or Collateral Documents and in connection with the Secured Obligations shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon, and all other indebtedness which this Deed of Trust by its terms secures.
          SECTION 3.11 Application of Proceeds of Sale and Other Moneys. Except as otherwise provided in the Indenture or in this Deed of Trust, the proceeds of any sale of the Trust Premises or any part thereof or any interest therein under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by the Beneficiary as part of the Trust Premises, shall be applied in accordance with Section 6.10 of the Indenture.
          SECTION 3.12 Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Beneficiary shall, as a matter of right, be entitled to seek a court order for the appointment of a receiver for all or any part of the Trust Premises, whether such receivership be incidental to a proposed sale of the Trust Premises or otherwise, and the Trustor hereby consents to the appointment of such a receiver and will not oppose any such appointment.
          SECTION 3.13 Possession, Management and Income. If an Event of Default shall have occurred and be continuing, in addition to, and not in limitation of, the rights and remedies provided in Section 1.14, the Trustee and the Beneficiary, upon five (5) days written notice to the Trustor, may enter upon and take possession of the Trust Premises or any part thereof by force, summary proceeding, ejectment or otherwise and may remove the Trustor and all other Persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and Proceeds

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accruing with respect thereto or any part thereof. The Trustee and the Beneficiary shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Trustee and the Beneficiary shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Trust Premises or any part hereof, and any Impositions or other charges prior to the lien and security interest of this Deed of Trust which the Trustee and the Beneficiary may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Section 3.11.
          SECTION 3.14 Right of Beneficiary to Perform Trustor’s Covenants, etc. If the Trustor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Indenture or the Notes, the Beneficiary, without notice to or demand upon the Trustor and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation) at any time thereafter make such payment or perform such act for the account and at the expense of the Trustor, and may enter upon the Trust Premises for such purpose and take all such action thereon as, in the Beneficiary’s opinion, may be necessary or appropriate therefor. No such entry and no such action shall be deemed an eviction of any lessee of the Property or any part thereof. All sums so paid by the Beneficiary and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest thereon at the rate provided in the Indenture from the date of payment or incurring, shall constitute additional indebtedness under the Collateral Documents and shall be paid by the Trustor to the Trustee or the Beneficiary, as the case may be, on demand.
          SECTION 3.15 Subrogation. To the extent that the Beneficiary, on or after the date hereof, pays any sum due under any provision of any Legal Requirement or any instrument creating any lien prior or superior to the lien of this Deed of Trust, or the Trustor or any other Person pays any such sum with the proceeds of the Notes, the Beneficiary shall have and be entitled to a lien on the Trust Premises equal in priority to the lien discharged, and the Beneficiary shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit the Beneficiary in securing the Secured Obligations.
          SECTION 3.16 Remedies, etc., Cumulative. Each right, power and remedy of the Beneficiary provided for in this Deed of Trust, the Indenture and in the Notes or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust, the Indenture, the Notes or the other Collateral Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Beneficiary or the Trustee of any one or more of the rights, powers or remedies provided for in this Deed of Trust, the Indenture, the Notes, or the other Collateral Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Beneficiary or the Trustee of any or all such other rights, powers or remedies.
          SECTION 3.17 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise

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thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of such term shall not be affected thereby.
          SECTION 3.18 No Waiver, etc. No failure by the Trustee or the Beneficiary to insist upon the strict performance of any term hereof or of the Indenture, the Notes, or the other Collateral Documents or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Deed of Trust, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any amount or other Secured Obligations secured hereby before or after its due date, neither the Trustee nor the Beneficiary shall be deemed to have waived its right either to require prompt payment or performance when due of all other amounts and Secured Obligations payable or performance due hereunder or to declare a default for failure to effect such prompt payment or performance.
          SECTION 3.19 Compromise of Actions, etc. Any action, suit or proceeding brought by the Beneficiary pursuant to any of the terms of this Deed of Trust, the Indenture, the Notes, or the other Collateral Documents, or otherwise, and any claim made by the Beneficiary hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Beneficiary without any notice to or approval of the Trustor.
ARTICLE IV
DEFINITIONS
          SECTION 4.1 Terms Defined in this Deed of Trust. When used herein the following terms have the following meanings:
     “Beneficiary” shall have the meaning set forth in the preamble.
     “Collateral Agent” is defined in the preamble.
     “Collateral Documents” shall have the meaning set forth in the Indenture.
     “Contracts” shall have the meaning set forth in clause (g) of the granting clause.
     “Disposition” shall have the meaning set forth in the Intercreditor Agreement.
     “Deed of Trust” shall have the meaning set forth in the preamble.
     “Environmental Law” means any federal, state or local statute, regulation, ordinance or rule which pertains to environmental matters.

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     “Event of Default” means any Event of Default under and as defined in the Indenture.
     “First Lien Collateral Agent” means The CIT Group/Business Credit, Inc., as first lien collateral agent under the Intercreditor Agreement or any successor thereto.
     “Goods” shall have the meaning set forth in clause (c) of the granting clause.
     “Hazardous Material” shall have the meaning specified in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as subsequently modified, supplemented or amended (“CERCLA”), provided, in the event that CERCLA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and, provided further, to the extent the laws of any jurisdiction where the Trust Premises is located on the date hereof or on any subsequent date establish a meaning for “hazardous material,” which is broader than that specified in either CERCLA, such broader meaning shall apply.
     “herein”, “hereof”, “hereto”, and “hereunder” and similar terms refer to this Deed of Trust and not to any particular Section, paragraph or provision of this Deed of Trust.
     “Highest Lawful Rate” shall have the meaning set forth in Section 5.16.
     “Holders” means, collectively, the Holders of the Notes from time to time.
“Impositions” shall have the meaning set forth in Section 1.5.
     “Improvements” shall have the meaning set forth in clause (b) of the granting clause.
     “Indemnified Parties” shall have the meaning set forth in Section 1.16.
     “Indenture” is defined in the second recital.
     “Indenture Trustee” shall have the meaning set forth in the second recital.
     “Insurance Requirements” shall have the meaning set forth in paragraph (a) of Section 1.6.
     “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof among the Trustor, the subsidiaries of the Trustor party thereto, The CIT Group/Business Credit, Inc., as first lien collateral agent, and the Indenture Trustee, as second lien collateral agent.
     “Land” shall have the meaning set forth in the first recital.
     “Leases” shall have the meaning set forth in clause (d) of the granting clause.
     “Legal Requirements” shall have the meaning set forth in paragraph (b) of Section 1.6.
     “Material Adverse Effect” means a material adverse effect on the Trust Premises taken as a whole.

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     “Notes” is defined in the second recital.
     “Permits” shall have the meaning set forth in clause (f) of the granting clause.
     “Permitted Encumbrances” shall have the meaning set forth in Section 1.2.
     “Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency or officer.
     “Plans” shall have the meaning set forth in clause (e) of the granting clause.
     “Post-Petition Interest” means interest accruing at the rate provided for in the documents evidencing the Notes after the filing of a petition by or against the Trustor under any Bankruptcy Law (as defined in the Indenture), whether or not allowed as a claim in any such proceeding.
     “Proceeds” shall have the meaning set forth in clause (j) of the granting clause.
     “Property” shall have the meaning set forth in clause (b) of the granting clause.
     “Real Estate” shall have the meaning set forth in clause (a) of the granting clause.
     “Rents” shall have the meaning set forth in clause (i) of the granting clause.
     “Secured Obligations” means the Trustor’s Obligations under the Indenture, the Notes and each other Indenture Document to which it is a party.
     “Secured Parties” means the Collateral Agent, the Indenture Trustee and the Holders.
     “Security Agreement” shall have the meaning set forth in the Indenture.
     “State” means the State of Texas.
     “State Uniform Commercial Code” means the Uniform Commercial Code of the State of Texas, in effect and as amended from time to time.
     “Trustee” shall have the meaning set forth in the preamble.
     “Trustor” shall have the meaning set forth in the preamble.
     “Trust Premises” shall have the meaning set forth in the granting clause.
          SECTION 4.2 Use of Defined Terms. Terms for which meanings are provided in this Deed of Trust shall, unless otherwise defined or the context requires, have such meanings when used in any certificate and any opinion, notice or other communication delivered from time to time in connection with this Deed of Trust or pursuant hereto.

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          SECTION 4.3 Indenture Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Deed of Trust, including its preamble and recitals, have the meanings provided in the Indenture.
ARTICLE V
MISCELLANEOUS
          SECTION 5.1 Further Assurances; Financing Statements.
          SECTION 5.1.1 Further Assurances. The Trustor, at its expenses, will execute, acknowledge and deliver all such instruments and take all such other action as the Beneficiary from time to time may reasonably request:
          (a) to better subject to the lien and security interest of this Deed of Trust all or any portion of the Trust Premises,
          (b) to perfect, publish notice or protect the validity of the lien and security interest of this Deed of Trust,
          (c) to preserve and defend the title to the Trust Premises and the rights of the Beneficiary therein against the claims of all Persons as long as this Deed of Trust shall remain undischarged,
          (d) to better subject to the lien and security interest of this Deed of Trust or to maintain or preserve the lien and security interest of this Deed of Trust with respect to any replacement or substitution for any Trust Premises or any other after-acquired property except as provided in the Indenture, or
          (e) in order to further effectuate the purposes of this Deed of Trust and to carry out the terms hereof and to better assure and confirm to the Beneficiary its rights, powers and remedies hereunder.
          SECTION 5.2 Financing Statements. Notwithstanding any other provision of this Deed of Trust, the Trustor hereby agrees that, without notice to or the consent of the Trustor, the Beneficiary may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Deed of Trust.
          SECTION 5.3 Additional Security. Without notice to or consent of the Trustor, and without impairment of the security interest and lien and rights created by this Deed of Trust, the Trustee or the Beneficiary may accept from the Trustor or any other Person additional security for the Secured Obligations. Neither the giving of this Deed of Trust nor the acceptance of any such additional security shall prevent the Trustee or the Beneficiary from resorting, first, to such additional security, or, first, to the security created by this Deed of Trust, or concurrently to both, in any case without affecting the Trustee’s or the Beneficiary’s lien and rights under this Deed of Trust.

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          SECTION 5.4 Defeasance; Partial Release etc.
          SECTION 5.4.1 Defeasance. If the Secured Obligations and all other amounts owing pursuant to the Indenture and the Collateral Documents and all other sums payable hereunder by the Trustor shall be irrevocably repaid in full in accordance with the terms thereof and Trustor shall have complied with all the terms, conditions and requirements hereof and of the Secured Obligations, or otherwise as may be provided in the Indenture, then on such date, the Beneficiary shall, upon the request of the Trustor and at the Trustor’s sole cost and expense, execute and deliver such instruments, in form and substance reasonably satisfactory to the Beneficiary, as may be necessary to effectively reconvey, release and discharge this Deed of Trust.
          SECTION 5.4.2 Partial Release, etc. The Beneficiary may at any time and from time to time, without liability therefor, and without prior notice to the Trustor, release or reconvey any part of the Trust Premises, consent to the making of any map or plat of the Property, join in granting any easement thereon or join in any extension agreement or agreement subordinating the lien of this Deed of Trust.
          SECTION 5.5 Notices, etc. All notices and other communications provided to any of the parties hereto shall be in writing and addressed, delivered or transmitted to such party as set forth in the Indenture.
          SECTION 5.6 Waivers, Amendments, etc. The provisions of this Deed of Trust may be amended, discharged or terminated and the observance or performance of any provision of this Deed of Trust may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by the Trustor and the Beneficiary.
          SECTION 5.7 Cross-References. References in this Deed of Trust and in each instrument executed pursuant hereto to any Section or Article are, unless otherwise specified, to such Section or Article of this Deed of Trust or such instrument, as the case may be, and references in any Section, Article or definition to any clause are, unless otherwise specified, to such clause of such Section, Article or definition.
          SECTION 5.8 Headings. The various headings of this Deed of Trust and of each instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Deed of Trust or such instrument or any provisions hereof or thereof.
          SECTION 5.9 Currency. Unless otherwise expressly stated, all references to any currency or money, or any dollar amount, or amounts denominated in “Dollars” herein will be deemed to refer to the lawful currency of the United States.
          SECTION 5.10 Governing Law. THIS DEED OF TRUST SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE.

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          SECTION 5.11 Successors and Assigns, etc. This Deed of Trust shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
          SECTION 5.12 Concerning the Trustee.
          SECTION 5.12.1 Acceptance of Trusts; Certain Terms of the Trusts. The Trustee, for itself and its successors, hereby accepts the trusts of this Deed of Trust, but only upon the terms herein set forth, including the following:
          (a) The recitals in this Deed of Trust and in any supplement hereto which may hereafter be executed by the Trustor and the Trustee shall be taken as the statements of the Trustor and shall not be considered as made by, or imposing any obligation or liability upon, the Trustee.
          (b) The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or through its agents or attorneys, and the Trustee shall not be responsible for the acts of any agent or attorney appointed by it in good faith and without negligence.
          (c) The Trustee may, at the expense of the Trustor, consult with legal counsel to be selected by it, and the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the advice of counsel.
          (d) The Trustor will pay to the Trustee from time to time, on demand, compensation for all services rendered hereunder (which shall not be limited to the compensation of trustees of any express trust as provided by law) and also all reasonable expenses, charges, counsel fees and other disbursements and those of its agents and attorneys, made or incurred in the administration of the trusts hereby created and any other duties hereby imposed. The Trustor agrees to indemnify and save harmless the Trustee against and from any liability or damages which it may incur or sustain, in good faith, in the exercise and performance of any of its powers and duties hereunder.
          (e) The Trustee shall not be liable, in case of taking possession of the Trust Premises, for debts contracted or liability or damages incurred in the management or operation of the Trust Premises for the salaries of employees of the Trustor or for nonfulfillment of contracts by the Trustor.
          (f) The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, statement, obligation, appraisal or other document believed by it to be genuine and to have been signed by the proper party or parties or by a person or persons authorized to act on his or their behalf.
          (g) The Trustee shall not be responsible for the validity or genuineness of any securities, personal property, notes or deeds of trust at any time pledged and deposited hereunder.

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          SECTION 5.12.2 Duties and Responsibility of Trustee; In Case of Default; Prior to Default; When Acting Under Direction of Beneficiary. If an Event of Default shall have occurred and shall be continuing to the actual knowledge of the Trustee, or if the Trustee shall have received notice thereof from the Beneficiary, the Trustee, only if so directed by the Beneficiary, shall exercise such of the rights and powers vested in it by this Deed of Trust, and in so doing shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. None of the provisions of this Deed of Trust shall be construed as relieving the Trustee from liability for its own negligent action, own negligent failure to act, or own willful misconduct, except that,
          (a) so long as no Event of Default shall have occurred and be continuing,
                (i) the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Deed of Trust, and no implied covenants or obligations shall be read into this Deed of Trust against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Deed of Trust, and
                (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of opinions expressed therein, upon certificates or opinions conforming to the requirements of this Deed of Trust;
          (b) the Trustee shall not be liable for any error of judgment made in good faith by an officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with provisions of applicable law and the direction of the Beneficiary, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Deed of Trust;
          (d) the Trustee shall not be liable for any error of judgment made in good faith by an officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
          (e) if an Event of Default shall have occurred and shall be continuing, the Trustee shall not exercise any of the powers granted to it hereunder unless and until specifically requested to do so by the Beneficiary; and
          (f) none of the provisions contained in this Deed of Trust shall require the Trustee to advance or use its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.
          SECTION 5.12.3 Resignation and Removal; Appointment of Successor Trustee.
          (a) The Trustee may resign and be discharged from the trusts hereby created by giving written notice thereof to the Trustor and to the Beneficiary. Such resignation shall

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become effective upon the appointment of its successor and such successor’s acceptance of such appointment, provided that, if a successor Trustee has not been so appointed, or, if so appointed, has not accepted the appointment within thirty (30) days after the date of such written notice of resignation, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee.
          (b) The Trustee may be removed at any time, in the Beneficiary’s sole discretion, by an instrument or instruments signed by the Beneficiary and filed with the Trustor and the Trustee.
          (c) The Beneficiary may appoint a successor Trustee at any time by filing for record in the office of the Register of Deeds of the County in which the Property is located a substitution of Trustee. From the time the substitution is filed for record, the successor Trustee shall succeed to all of the powers, duties, authority and title of the Trustee without the necessity of any conveyance from the Trustee originally herein named or any successor. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made in accordance with applicable law. The Trustor agrees to accept and confirm any such successor Trustee hereunder by executing and delivering a supplemental Deed of Trust and security agreement or any other appropriate agreement.
          SECTION 5.13 Waiver of Jury Trial; Submission to Jurisdiction. EACH OF THE TRUSTOR AND THE BENEFICIARY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST, THE INDENTURE, THE SENIOR NOTES, THE COLLATERAL DOCUMENTS OR ANY OTHER RELATED INSTRUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE TRUSTOR OR THE BENEFICIARY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BENEFICIARY AND THE HOLDERS TO ENTER INTO THE TRANSACTIONS PROVIDED FOR IN THE INDENTURE.
          (b) FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INVOLVING THIS DEED OF TRUST OR THE INDENTURE, THE SENIOR NOTES, OR THE COLLATERAL DOCUMENTS, THE TRUSTOR, TRUSTEE AND BENEFICIARY HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE AND CONSENT THAT THEY MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE IN ACCORDANCE WITH APPLICABLE LAW, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED. THE TRUSTOR AND THE BENEFICIARY EACH EXPRESSLY WAIVES, TO THE EXTENT IT MAY LAWFULLY DO SO, ANY OBJECTION, CLAIM OR DEFENSE WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS DEED OF TRUST OR THE INDENTURE IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT

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IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO ANY SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE PERSON OF THE TRUSTOR. NOTHING CONTAINED HEREIN WILL BE DEEMED TO PRECLUDE EITHER OF THE TRUSTEE OR THE BENEFICIARY FROM BRINGING AN ACTION AGAINST THE TRUSTOR IN ANY OTHER JURISDICTION.
          SECTION 5.14 Severability; Conflicts. Any provision of this Deed of Trust, the Indenture, the Notes, or any other Collateral Document which is prohibited or unenforceable in any jurisdiction shall as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed of Trust, the Indenture, the Notes, or other Collateral Documents or affecting the validity or enforceability of such provision in any other jurisdiction. In the event of any conflict between the terms of this Deed of Trust and the terms of the Indenture, the terms of the Indenture shall control.
          SECTION 5.15 Security Agreement. This Deed of Trust is a document executed pursuant to the Indenture and, unless otherwise expressly indicated herein, shall be construed, administered and applied in accordance with the terms and provisions thereof.
          SECTION 5.16 Usury Savings Clause. In no event shall any provision of this instrument, the Indenture, the Notes, or any other instrument evidencing or securing the Secured Obligations ever obligate Trustor, to pay or allow Beneficiary to collect interest on the Notes or any other Secured Obligations secured hereby at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the “Highest Lawful Rate”), or obligate Trustor to pay any amounts that would be held or deemed to constitute interest under applicable law which, when added to the interest payable on the Notes, would be held to constitute the payment by Trustor of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary. To the extent the Highest Lawful Rate is determined by reference to the laws of the State of Texas, same shall be determined by reference to the indicated rate ceiling (as defined and described in Chapter 303 of the Texas Finance Code, as amended) at the applicable time in effect.
     Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the Secured Obligations shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Deed of Trust or the Notes, any funds are applied to the payment of any part of the principal amount of the Secured Obligations prior to the maturity thereof, then (a)(a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the Secured Obligations remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the Secured Obligations, then Beneficiary shall refund to Trustor all interest theretofore paid thereon in advance and remaining unearned at the

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time of such acceleration. Regardless of any other provision in this instrument, or in any of the written evidences of the Secured Obligations, Trustor shall never be required to pay any unearned interest on the Secured Obligations or any portion thereof, and shall never be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof.
     It is the intention of the Trustor and the Beneficiary to conform strictly to the usury laws governing the Indenture and the Collateral Documents, and any interest payable under the Indenture and the Collateral Documents executed pursuant to the Indenture shall be subject to reduction to the amount not in excess of the maximum non-usurious amount allowed under such laws, as construed by the courts having jurisdiction over such matters. In the event the maturity of the Secured Obligations is accelerated by reason of any provision of the Indenture and the Collateral Documents executed pursuant or by reason of an election by the Beneficiary resulting from an Event of Default, then earned interest may never include more than the maximum amount permitted by law, computed from the dates of each advance of loan proceeds under the Indenture until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically or, if theretofore paid, at the option of the Beneficiary, shall be rebated to the Trustor, or shall be credited on the principal amount of the Secured Obligations or, if all principal has been repaid, then the excess shall be rebated to the Trustor. If any interest is canceled, credited against principal or rebated to the Trustor in accordance with the foregoing sentence and, if thereafter the interest payable hereunder is less than the maximum amount permitted by applicable law, the rate hereunder shall automatically be increased to the maximum extent possible to permit repayment to the Beneficiary and the Lenders as soon as possible of any interest in excess of the maximum amount permitted by law which was earlier canceled, credit against principal or rebated to the Trustor pursuant to the provisions of the foregoing sentence.
          SECTION 5.17 Entire Agreement. THIS WRITTEN DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
          SECTION 5.18 No Partnership. Nothing contained herein is intended or shall be construed to create a partnership or joint venture among Trustor, Trustee and/or Beneficiary.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
          SECTION 5.19 Future Advances. This Deed of Trust is given to secure the Secured Obligations and shall secure not only obligations with respect to presently existing indebtedness under the Indenture and the Notes but also any and all other indebtedness which may hereafter be owing to the Holders under the Indenture and Notes, including, without limitation, indebtedness under any Additional Notes and Exchange Notes, however incurred, whether interest or otherwise, and whether the same shall be deferred or accrued, including future advances pursuant to the Indenture and Notes, whether such advances are obligatory or to be made at the option of the Holders, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust. The lien of this Deed of Trust shall be valid as to all indebtedness secured hereby, including future advances, from the time of

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its filing for record in the recorder’s office of the county in which the Trust Property is located. This Deed of Trust is intended to and shall be valid and have priority over all subsequent liens and encumbrances.
[SIGNATURE PAGE FOLLOWS]

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     In Witness Whereof, the undersigned, by its duly elected officers and pursuant to proper authority of its board of directors has duly executed, sealed, acknowledged and delivered this instrument as of the day and year first above written.

STERLING CHEMICALS, INC., a Delaware corporation
By:

	Title:	Name:

[NOTARY PAGE FOLLOWS]

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[CORPORATE NOTARY PAGE]
Multi-State Corporate Acknowledgement
TRUSTOR
State of
County of
On this                      day of                     , 2007, before me, the undersigned officer, personally appeared
                                             , with a residence at                                          personally known and acknowledged himself/herself/themselves to me, or produced                                         ’s identification to be the
     ___of                                         , hereinafter, (the “Corporation”) and that as such officer(s), being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes and consideration therein contained, by signing the name of the Corporation by himself/herself/themselves in their authorized capacities as such officer(s) as his/her/their free and voluntary act and deed and the free and voluntary act and deed of said Corporation.
In Witness Whereof, I hereunto set my hand and official seal.

—————————— Notary

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EXHIBIT A
The Land

Plant Site/Mortgage
EXHIBIT A
Part I
Property Description
TRACT 1:
Lots Nos. One (1) to Sixteen (16), inclusive, in Block Eighty (80), all in Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 2:
Lots Thirteen (13) and Fourteen (14), in Block Eight (8), of Texas City First Division, a subdivision in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 3:
Lots Three (3) and Four (4), in Block Eighty-one (81) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 4:
Lots 3 and 4, in Block 79 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 5:
Lots Thirteen (13) and Fourteen (14), in Block Forty-one (41) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 6:
Lots 15 and 16, in Block 41 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 7:
Lots Six (6) and Seven (7), in Block 42 of Texas City First Division, a subdivision in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 8:
Lot Eight (8), in Block Forty-two (42) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 9:
Parcel 1:
The South 62-1/2 feet of Lots 1 and 2, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
Parcel 2:
The North 1/2 of Lots 1 and 2, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 10:
Lots 3 and 4, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division of record in Volume 113, Page 26, of the Deed Records in the office of the County Clerk of Galveston County, Texas.
TRACT 11:
Lot 5, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division, recorded in Volume 113, Page 26, of the records in the office of the County Clerk of Galveston County, Texas.
TRACT 12:
Lot 6, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division recorded in Volume 113, Page 26, of the records in the office of the County Clerk of Galveston County, Texas.

TRACT 13:
Lots 7 and 8, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division recorded in Volume 113, Page 26, of the records in the office of the County Clerk of Galveston County, Texas.
TRACT 14:
Lots 9, 10 and 11, in Block 36 of Texas City First Division according to the map of said Texas City First Division recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 15:
An undivided 111/280 interest in Lot 12, Block 36 of Texas City First Division, in Galveston County, Texas, according to the map thereof recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas; being the same interest acquired in deed dated November 26, 1962, from Lillie Mae Rice Jameson et al., to Monsanto Chemical Company.
TRACT 16:
Lots 13 and 14, in Block 36, of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 17:
Lots 15 and 16, in Block 36 of Texas City First Division, in Galveston County, Texas, according to the map of said Texas City First Division of record in Volume 113, Page 26, of the records in the office of the County Clerk of Galveston County, Texas.
TRACT 18:
Lot 11, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map of said division of record in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 19:
Lots 13 and 14, in Block 35 of Texas City First Division, in Galveston County, Texas, according to the map thereof recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 20:
Lots 11 and 12, in Block 35 of Texas City First Division, in Galveston County, Texas, according to the map thereof recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 21:
Lots 8, 9 and 10, in Block 35 of Texas City First Division, in Galveston County, Texas, according to the map thereof recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 22:
Lots 3 and 4, in Block 35 of Texas City First Division, in Galveston County, Texas, according to map of Texas City First Division, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 23:
Lots 5, 6 and 7, in Block 35 of Texas City First Division, in Galveston County, Texas, according to the map thereof recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 24:
Lots Nine (9) and Ten (10) in Block Thirty-four (34) and Lots Seven (7) and Eight (8), in Block Forty-one (41) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 25:
Lots Three (3), Four (4) and Five (5), in Block Thirty-four (34) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 26:
Lots One (1) and Two (2), in Block Thirty-four (34) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 27:
Lots Thirteen (13) and Fourteen (14), in Block Seventeen (17) of Texas City First Division, a subdivision in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 28:
Lot 12, Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 29:
Lot Eleven (11), in Block Seventeen (17), and Lots Thirteen (13), Fourteen (14), Fifteen (15) and Sixteen (16), in Block Thirty-two (32) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas,
TRACT 30:
Lots Fifteen (15) and Sixteen (16), in Block 16, of Texas City First Division, an addition in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 31:
Lot Fourteen (14), in Block Sixteen (16) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 32:
Lot Eleven (11), in Block Sixteen (16) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 33:
Lots Six (6) and Seven (7), in Block 15, Texas City First Division, Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 34:
Lots One (1), Two (2) and Three (3), in Block Fifteen (15) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 35:
Lots 15 and 16, in Block 14, of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 36:
Lots 13 and 14, in Block 14, of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 37:
Lots 11 and 12, in Block 14 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 38:
Lot 10, in Block 14 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 39:
Lots 7, 8 and 9, in Block 14 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 40:
Lots 5 and 6, in Block 14 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 41:
The South 62 feet of Lots 1 and 2, in Block 14 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 42:
Lots 15 and 16, in Block 13 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 43:
Lot 14, in Block 13 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 44:
Lot 13, Block 13 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 45:
Lot 12, in Block 13 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 46:
Lot 11, in Block 13 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 47:
Lots 8, 9 and 10, in Block 13 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 48:
Lots 3, 4, 5, 6 and 7, in Block 13 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 49:
Lots 1 and 2, in Block 13 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas
TRACT 50:
Lots 14, 15, and 16, in Block 12 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas, being the same property heretofore conveyed by Augusta Annie Thompson to John Mitchell by deed dated February 27, 1940, and recorded in Volume 599, Page 569, of the Deed Records of Galveston County, Texas.
TRACT 51:
Lots 10 and 11, in Block 12 of Texas City First Division in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 52:
Lots 6 and 7, in Block 12 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 53:
Lots 8 and 9, in Block 12 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 54:
Lots 3, 4 and 5, in Block 12 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 55:
Lot 14, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 56:
Lots 12 and 13, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 57:
Lots 9 and 10, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 58:
Lots 7 and 8, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 59:
Lots 5 and 6, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 60:
Lot 4, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 61:
Lot 3, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 62:
Lots 1 and 2, in Block 11 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 63:
Lots Nos. 13, 14, 15 and 16, in Block 10, and all of Lots 15 and 16, Block 11, of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 64:
Lot 11, in Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 65:
Lots 9 and 10 in Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 66:
Lots 7 and 8, in Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 67:
Lots 5 and 6, in Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 68:
Lots 1 and 2, in Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 69:
All that certain 2.388 acres of land out of the H.B. Wells Survey, A-205 and the Norman Hurd Survey, A-77, Galveston County, Texas, said tract subject to that certain easement dated November 30, 1932, from Texas City Terminal Railway Company to the City of Texas City, Texas, filed at Volume 485, Page 180, Galveston County Deed Records;
BEGINNING at a set 5/8 inch iron rod located in the East right-of-way line of Bay Street (100’ wide) at its intersection with the extended South right-of-way line of Third Avenue North (100’ wide);
THENCE S 89 deg. 33 min. 10 sec. W, 59.00 feet, along the extended South line of said Third Avenue North to a point for corner;
THENCE S 00 deg. 26 min. 50 sec. E, 1,762.63 feet, along a line Easterly of, parallel with and 41 feet perpendicular distance from the West line of Bay Street according to the plat of Texas City First Addition according to the plat thereof filed at Volume 254A, Page 28, Galveston County Deed Records, to a point for corner;
THENCE N 89 deg. 36 min. 40 sec. E, 59.00 feet along the South line of said Texas City First Addition, to a set 5/8 inch iron rod for corner;
THENCE N 00 deg. 26 min. 50 sec. W, 1,762.69 feet, to the POINT OF BEGINNING and containing 2.388 acres of land more or less.
TRACT 70:
Lots 3 and 4, Block 10 of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26 in the office of the County Clerk of Galveston County, Texas.
TRACT 71:
Lots 1 and 2, Block 12 of Texas City First Division, in Galveston County, Texas according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 72:
Lots 11, 12, 13, 14, 15 and 16, Block 34, all in Texas City First Division, Galveston County, Texas, according to the map or plat thereof recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.

TRACT 73:
Lots 3, 4, 5, 11 and 12, Block 41, of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 74 (Easement):
Coastal public lands and the Easement No. CE-82-051, being shown on the drawing labeled “Plan of Docks and Channels” attached to instrument dated January 17, 1983, filed for record in the office of the County Clerk of Galveston County, Texas, under County Clerk’s File No. 8302396 and as assigned to Sterling Chemicals, Inc. pursuant to that certain Assignment of Lease and Easement from Monsanto Company dated August 1, 1986 and recorded under Clerk’s File No. 8628664 in the Official Public Records of Real Property of Galveston County, Texas.
TRACT 75 (Leasehold):
Lease dated September 1, 1974, by and between Texas City Terminal Railway Company, as lessor, and Monsanto Company, a Corporation, as lessee, as assigned to Sterling Chemicals, Inc. pursuant to that certain Assignment of Lease and Easement from Monsanto Company dated August 1, 1986 and recorded under Clerk’s File No. 8628664 in the Official Public Records of Real Property of Galveston County, Texas covering the land described as follows:
All that certain 3.3175 acres for ground lease out of the John Grant Survey, A-72, Galveston County, Texas, and being more particularly described as follows:
COMMENCING at a set 5/8 inch iron rod marking the Southeast corner of that certain 22.71 acres of land described in a deed dated August 19, 1969, from Texas City Terminal Railway Company to Monsanto Company filed at Volume 2051, Page 654, Galveston County Deed Records;
THENCE S 89 deg. 05 min. 40 sec. W, 117.91 feet to the POINT OF BEGINNING of the herein-described lease site;
THENCE along the South and West line of said 22.71 acre tract the following five (5) courses and distances:
S 89 deg. 05 min. 40 sec. W, 507.11 feet to a set 5/8 inch iron rod for corner;
N 00 deg. 45 min. 50 sec. W, 250.18 feet to a 5/8 inch iron rod for angle point;
N 32 deg. 28 min. 30 sec. W, 25.00 feet to a set 5/8 inch iron rod for corner;
S 57 deg. 31 min. 30 sec. W, 125.64 feet to a set 5/8 inch iron rod being a point on a curve having a central angle of 13 deg. 53 min. 35 sec., a radius of 591.30 feet, the center of said curve being located on a radial line bearing N 32 deg. 28 min. 30 sec. W, from said point;

Southwesterly from an arc distance of 143.38 feet to a point for corner;
THENCE S 00 deg. 45 min. 50 sec. E, 276.11 feet to a point for corner;
THENCE N 89 deg. 05 min. 40 sec. E, 610.00 feet to an angle point;
THENCE N 63 deg. 09 min. 44 sec. E, 163.71 feet to a point for corner;
THENCE N 00 deg. 48 min. 10 sec. W, 58.40 feet to the POINT OF BEGINNING and containing 3.3175 acres for ground lease, more or less, SAVE AND EXCEPT that certain tract containing 0.0871 acres described in Tract 87 herein.
TRACT 76 (Easement):
Parcel 1:
The location of the easement herein is described by metes and bounds as follows:
A tract of land situated in the Norman Hurd and Sylvester Bowen Surveys more particularly described as follows:
BEGINNING in the West line 34 feet North of the Southwest corner of that certain tract of land of 27.99 acres lying within the Norman Hurd and Sylvester Bowen Surveys in Galveston County, Texas, and described in that certain deed from the Atlantic Pipeline Company to Republic Oil Refining Company dated January 1, 1950, recorded in Volume 833, Page 686, of the Deed Records of Galveston County, Texas, and that certain deed from Republic Oil Refining Company to Plymouth Oil Company, dated April 1, 1957, recorded in Volume 1201, Pages 638-643, inclusive of the Deed Records of Galveston County, Texas, to which deeds reference is made, the South line of which is 748.5 feet North of the South line of the Sylvester Bowen Survey and lying between the land now owned by the Gillock Chemicals Company, a wholly owned subsidiary of Amoco Chemicals Corporation on the South and the right-of-way for Fourth Avenue South in the City of Texas City on the north, said point being 50 feet east of the centerline of the railroad tracts of Texas City Terminal Railway Company parallel to Tenth Street South in the City of Texas City;
THENCE N. 22 deg. 05 min. E, a distance of 37 feet;
THENCE N 0 deg. 25 min. W, a distance of 482 feet;
THENCE N 89 deg. 35 min. E, a distance of 506 feet;
THENCE N 57 deg. 00 min. E, a distance of 170 feet;

THENCE N 89 deg. 35 min. E, a distance of 1199 feet to intersect the westerly line of the right-of-way of Sixth Street South of the City of Texas City which is also designated as State Highway Number 146.
Parcel 2:
A certain tract or parcel of land situated in the John Grant and Sylvester Bowen Surveys in the City of Texas City, Galveston County, Texas, described as follows:
BEGINNING in the west line of 73.5 feet north of the southwest corner of that certain tract of land 100 feet in width (north and south) described by reference in Paragraph Numbered 10 of that certain deed from Mainland Company to Terminal Industrial Land Company dated September 22, 1926, recorded in Book 391, Pages 527 to 538, of the Deed Records of Galveston County to which deed reference is made, the north line of which is the projection westerly of the south line of Kohfeldt’s First Addition to Texas City, Texas, in accordance with the recorded map of said addition and lying between the land now owned by American Oil Company on the south and E. M. Stone on the north respectively, said point being 17.5 feet south of the center line of existing railroad tract of Texas City Terminal Railway Company;
THENCE from said beginning point N 89 deg. 55 min. E, a distance of 2 feet;
THENCE S 71 deg. 28 min. E, a distance of 152 feet, said point being 67 feet south of the aforementioned tract;
THENCE N 89 deg. 49 min. E, a distance of 569 feet to the west line of that certain 100 foot wide strip of land lying between land now owned by Terminal Industrial Land Company on the north and land owned by American Oil Company on the south side thereof, a length of 723 feet or 43.82 rods in the John Grant Survey;
ALSO BEGINNING in the east line of a 60 foot road known as Tenth Street, with east line of Tenth Street being common with the west line of a tract of land owned by Terminal Industrial Land Company, at a point which is 114 feet north of the south line of said Terminal Industrial Land Company tract of land;
THENCE N 89 deg. 37 min. E, a distance of 110 feet to intersect the west line of the 100.1 foot wide strip of land owned by Texas City Terminal Railway Company, being 110 feet or 6.67 rods in Sylvester Bowen Survey.
TRACT 77 (Easement):
Parcel 1
A certain tract of land in the John Grant Survey and Sylvester Bowen Survey in Galveston County, Texas, respectively. The one 18 inch water line herein referred to is to be situated as shown on Monsanto Chemical Company Drawing No. D-139-30, dated July 11, 1951, consisting of 2 sheets, entering Republic’s North Tank Farm at a point on the east line of Tenth Street approximately 155 feet south of the northwest corner of the portion of Republic Oil Refining Company’s property which fronts on the east line of Tenth Street, and proceeding in an easterly direction approximately 110 feet to the west line of the Texas City Terminal Railway Company right-of-way, where said line leaves the property of Republic Oil Refining Company;
THENCE reentering Republic Oil Refining Company property known as Atlantic Tract at approximately 50 feet north of the southwest corner of said property as shown on Monsanto Chemical Company Map No. D-193-30 dated July 11, 1951;
THENCE proceeding north parallel to and 4 feet from the west property line for a distance of 500 feet;
THENCE proceeding east 541 feet;
THENCE North 67 deg. 30 min. East 100 feet;
THENCE east 30 feet south of the east portion of the north line of said tract 1255 feet to the east line of said tract, leaving said tract at a point 30 feet south of the northeast corner of said Atlantic Pipe Line Company Tract; known as line No. 11.
Parcel 2:
A tract of land situated in the John Grant and Sylvester Bowen Surveys in Galveston County, Texas, said route being more particularly described as follows:
BEGINNING at a point in that certain 100 foot wide tract of land lying between property of Terminal Industrial Land Company and Kohfeldt’s First Addition to Texas City, Texas, on the north and Republic Oil Refining Company on the south, said point being approximately 18 feet west and 78 feet south of the southwest corner of Kohfeldt’s First Addition to Texas City, Texas;
THENCE east a distance of approximately 1572 feet to the west line of a 60 foot north and south country road;
THENCE continuing east across said country road and property owned by Republic Oil Refining Company to the west right-of-way property of Texas City Terminal Railway Company;
THENCE east on said Texas City Terminal Railway Company right-of-way a distance of 80 feet;
THENCE northerly on said right-of-way a distance of 722 feet;
THENCE northeasterly with angle of 22 deg. 30 min. right a distance of 50 feet to intersection in the east right-of-way line of aforesaid right of way, all being in the John Grant and Sylvester Bowen Surveys in Galveston County, Texas and known as Line No. 11.

TRACT 78 (Easement):
That certain tract or parcel of land, lying and being situated in the John Grant Survey in Galveston County, Texas, as more specifically identified and described below:
BEGINNING at a point in the West line of that certain 100-foot-wide tract of land owned by Texas City Terminal Railway Company being in the John Grant Survey and lying between the properties of Terminal Industrial Land Company and Stone on the North and Pan American Refining Corporation and Republic Oil Refining Company on the South, which point is approximately 56 feet South of the Northwest corner of said tract and 32 feet South of the centerline of the railway spur tract as now located upon and over said tract of land;
THENCE Easterly, parallel to and 32 feet perpendicularly distance southerly from the centerline of said spur track a distance of 3117 feet;
THENCE right on angle of 12 deg. 04 min., a distance of 119 feet;
THENCE left on angle of 12 deg. 04 min., a distance of 136 feet to junction with an 8-inch pipe line, for transportation of water only, bearing South to Sid Richardson Refining Company and a proposed 18-inch pipe line, for transportation of water only, bearing Easterly to Monsanto Chemical Company, all being in the John Grant Survey known as Line No. 19.
TRACT 79 (Easement):
A four inch (4”) pipeline and a six inch (6”) pipeline described in Exhibits A, B, C, D and E, attached to instrument dated January 28, 1982 to Monsanto Company filed for record in the office of the County Clerk of Galveston County, Texas, under County Clerk’s File No. 8211566, known as Line Nos. 20 and 21.
TRACT 80 (Easement):
All that certain tract of land situated in the John Grant Survey, A-72, more particularly described as follows:
BEGINNING at a point in the Southerly line of a 15.91 acre tract of land conveyed by Texas City Terminal Railway Company to Monsanto Chemical Company by deed dated October 2, 1951, said point being North 60 deg. 53 min. 20 sec. East, a distance of 128.78 feet from an iron rod marking a point described in said deed as being located such that Monsanto Tank bears North 61 deg. 38 min. 10 sec. East, and Terminal Tank bears South 61 deg. 07 min. 50 sec. East;
THENCE South 28 deg. 58 min. 40 sec. East, a distance of 120.5 feet to an angle point at pipeline Station 1 + 20.5;
THENCE South 51 deg. 43 min. 40 sec. East, a distance of approximately 65 feet to a point for curve;

THENCE with the arc of a curve to the right, the radius of which is approximately 75 feet, the central angle is 45 deg. 25 min., a distance of 58 feet to a point of tangency;
THENCE South 06 deg. 18 min. 40 sec. East, a distance of 138 feet to an angle point at pipeline Station 3 + 81.3;
THENCE South 34 deg. 16 min. 20 sec. West, a distance of 128.3 feet to an angle point at pipeline Station 5 + 09.6, said point being 15 feet Southerly of, measured perpendicular to, the centerline of Tract ICC#32 (Old Shop Lead), 31.2 feet North of the face of Terminal’s General Office Building, and 35 feet West of the Northeast corner of said office building;
THENCE Westerly generally parallel to Tract ICC No. 32, a distance of 458.6 feet to pipeline Station 9 + 68.2;
THENCE Southerly a distance of 56.6 feet to pipeline Station 10 + 24.8;
THENCE Easterly a distance of 14.9 feet to pipeline Station 10 + 39.7 and the end of this easement, known as Line Nos. 24 and 26.
TRACT 82 (Easement):
All that certain tract of land situated in the George Preacher Survey in Galveston County, Texas, described as follows:
COMMENCING at the Northwest corner of a 15.91 acre tract purchased by the Monsanto Company on the 2nd day of October, 1951;
THENCE South 00 deg. 23 min. 20 sec. East, along the West line of said 15.91 acre tract a distance of 219 feet to a point of curvature of a curve to the left, said curve having a radius of 308 feet;
THENCE along the arc of said curve a distance of 161.92 feet to a point in the Southwesterly line of said 15.91 acre tract and being the POINT OF BEGINNING;
THENCE South 19 deg. 35 min. 20 sec. West, a distance of 14 feet to a point for corner;
THENCE South 48 deg. 14 min. 20 sec. West, a distance of 555 feet to a point for corner;
THENCE South 43 deg. 49 min. 20 sec. West, a distance of 104 feet to a point for corner;
THENCE South 00 deg. 00 min. 40 sec. East, a distance of 207 feet to a point for corner
THENCE South 56 deg. 59 min. 20 sec. West, a distance of 250 feet to a point for corner;
THENCE South 52 deg. 44 min. 20 sec. West, a distance of 90 feet to a point for corner;

THENCE South 57 deg. 07 min. 20 sec, West, a distance of 286 feet to a point for corner;
THENCE South 52 deg. 52 min. 20 sec. West, a distance of 44 feet to a point for corner;
THENCE South 16 deg. 37 min. 40 sec. East, a distance of 98 feet to the point of terminus for this easement, said point of terminus being the intersection point with an existing 4-inch line, known as Line No. 28.
TRACT 83 (Easement):
A tract in the Norman Hurd Survey, A-77, and the Sylvester Bowen Survey A-24, Galveston County, Texas, a centerline course described as follows:
BEGINNING at the West flange of a 6-inch valve located at Station 36 + 62.3 as shown on the drawing dated June 29, 1976, marked “The American Oil Company Drawing B — Sketch — 76- 170”, duplicate copies of which have been initiated, by the signatory officers of the parties hereof, hereinafter called “Sketch 76-170”;
THENCE on a course N 89 deg. 36 min. 40 sec. E, for a distance of 1315.30 feet to a point;
THENCE left 90 deg. for a distance of 548.4 feet to a point;
THENCE right 90 deg. for a distance of 1161.95 feet to a point;
THENCE left 90 deg. for a distance of 70.6 feet to a point;
THENCE onto the public street known as Second Avenue on a course North 00 deg. 23 min. 20 sec. West, for a distance of 3 feet to a point;
THENCE right 90 deg. along Second Avenue South for a distance of 178.75 feet to the centerline of Bay Street and Monsanto Company property line;
THENCE N 89 deg. 36 min. 40 sec. E, for a distance of 56 feet to a point;
THENCE right 45 deg. for a distance of 41.01 feet to a point;
THENCE left 45 deg. for a distance of 192.34 feet to a point;
THENCE left 18 deg. for a distance of 40.13 feet to a point;
THENCE right 18 deg. for a distance of 42.75 feet to a point;
THENCE left 90 deg. for a distance of 13.43 feet to a point;

THENCE left 90 deg. for a distance of 4.5 feet to a point where it connects with a pipeline owned by Magnolia Pipeline Company, known as Line No. 29.
TRACT 85:
Lots One (1) and Two (2), Block Eighty-one (81) of Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the office of the County Clerk of Galveston County, Texas.
TRACT 86:
Abandoned portion of certain streets and alleys in Texas City, the following portions of streets and alleys described as follows:
(A)	North-south alley bordered on the West by Block 12, on the South and East by Monsanto plant property lines, and on the North by the right-of-way of Second Avenue;
(B)	First Street bordered on the West by Block 13, on the South by Monsanto Plant property line, on the East by Block 12, and on the North by the right-of-way of Second Avenue South;
(C)	Second Street bordered on the West by Block 36, on the South by Monsanto Plant property line, on the East by Block 13, on the North by the right-of-way of Second Avenue South;
(D)	East-west alley bordered on the South by Block 37, on the East by Monsanto plant property line, on the North by Block 36, and on the West by the right-of-way of Third Street;
(E)	Bay Street bordered on the West by Block 12, on the South by the Easterly extension or prolongation of the South boundary line of Block 12, on the East by Monsanto Plant property line, and on the North by the South right-of-way of Second Avenue South.
TRACT 86A:
All that certain 237.0539 acres out of the Norman Hurd Survey, A-77, Sylvester Bowen Survey, A-24, John Grant Survey, A-72, and the James B. Wells Survey, A-205, Texas City, Galveston County, Texas;
BEGINNING at a set 5/8 inch iron rod located in the East right-of-way line of Bay Street (100’ wide), at its intersection with the extended South right-of-way line of Third Avenue North (100’ wide);
THENCE N 89 deg. 33 min. 10 sec. E, 1,967.90 feet, to a set 5/8 inch iron rod for corner;

THENCE S 16 deg. 59 min. 23 sec. W, 2,541.25 feet along the U.S. Harbor line to an “X” set in riprap for existing Texas City Hurricane Flood Wall;
THENCE S 00 deg. 13 min. 03 sec. E. 921.80 feet, continuing along said U.S. Harbor line to a point for corner;
THENCE S 89 deg. 46 min. 57 sec. W, 859.00 feet to a point for corner;
THENCE N 00 deg. 13 min. 03 sec. W, 49.00 feet to a point for corner;
THENCE S 89 deg. 46 min. 57 sec. W, 609.87 feet along the Easterly South line of that certain 22.71 acres of land described in a deed dated August 19, 1969, from Texas City Terminal Railway Company to Monsanto Company filed at Volume 2051, Page 654, Galveston County Deed Records, to a set 5/8 inch iron rod for corner;
THENCE S 00 deg. 50 min. 20 sec. W, 215.45 feet along the East line of said 22.71 acre tract being Easterly of, parallel with and 25 feet perpendicular distance from the centerline of said flood wall, to a set 5/8 inch iron rod for angle point;
THENCE S 20 deg. 52 min. 05 sec. E, 82.13 feet along the East line of said 22.71 acre tract continuing along a line Easterly of, parallel with and 25 feet perpendicular distance from the centerline of said flood wall, to a set 5/8 inch iron rod for corner;
THENCE S 89 deg. 46 min. 57 sec. W, 80.15 feet along an interior South line of said 22.71 acre tract, to a set 5/8 inch iron rod for corner;
THENCE S 20 deg. 52 min. 05 sec. E, 209.65 feet, continuing along the East line of said 22.71 acre tract, to a set 5/8 inch iron rod for angle point;
THENCE S 00 deg. 51 min. 00 sec. E, 389.07 feet along the East line of said 22.71 acre tract being Westerly of, parallel with and 50 feet perpendicular distance from the centerline of said flood wall, to a set 5/8 inch iron rod set for the Southerly Southeast corner of said 22.71 acre tract;
THENCE along the South and West lines of said 22.71 acre tract the following 7 courses and distances:
S 89 deg. 05 min. 40 sec. W, 625.02 feet, to a set 5/8 inch iron rod for corner;
N 00 deg. 45 min. 50 sec. W, 250.18 feet to a set 5/8 inch iron rod for angle point;
N 32 deg. 28 min. 30 sec. W, 25.00 feet to a set 5/8 inch iron rod for corner;

S 57 deg. 31 min. 30 sec. W, 125.64 feet to a set 5/8 inch iron rod being a point on a curve having a central angle 23 deg. 58 min. 00 sec., a radius of 591.30 feet the center of said curve being located on a radial line bearing N 32 deg. 28 min. 30 sec. W, from said point;
Southwesterly for an arc distance of 247.34 feet to a set 5/8 inch iron rod for corner;
S 81 deg. 29 min. 30 sec. W. 247.16 feet to a set 5/8 inch iron rod for corner;
N 05 deg. 19 min. 30 sec. W, 432.98 feet to a set 5/8 inch iron rod for corner;
THENCE S 60 deg. 53 min. 20 sec. W, 337.40 feet along the South line of that certain 15.91 acres of land described in a deed dated October 2, 1951, from Texas City Terminal Railroad Company to Monsanto Chemical Company filed at Volume 913, Page 467, Galveston County Deed Records, to a found 1 inch iron rod for angle point;
THENCE S 81 deg. 22 min. 40 sec. W, 755.00 feet continuing along the South line of said 15.91 acre tract, to a found 1 inch iron rod being a point of a curve having a central angle of 98 deg. 10 min. 48 sec., a radius of 308.00 feet the center of said curve being located on a radial line bearing N 08 deg. 40 min. 49 sec. W, from said point;
THENCE in a Northwesterly direction for an arc length of 527.78 feet to a found 3/4 inch iron pipe;
THENCE N 00 deg. 23 min. 20 sec. W, 1,143.15 feet along the East right-of-way line of Sixth Street (100’ wide) to a set 5/8 inch iron rod for corner;
THENCE N 89 deg. 36 min. 40 sec. E, 472.66 feet along the South right-of-way line of Fourth Avenue South (70’ wide) to a set 5/8 inch iron rod for corner;
THENCE N 00 deg. 23 min. 20 sec. W, passing at 70.00 feet the Southwest corner of Block 82, Texas City First Addition according to the plat thereof filed at Volume 254A, Page 28, Galveston County Deed Records, and continuing along the East right-of-way line of Fifth Street (75’ wide) for a total distance of 195.00 feet to a 5/8 inch iron rod set for the Northwest corner of said Block 82;
THENCE N 89 deg. 36 min. 40 sec. E, 290.00 feet along the North line of said Block 82, to a 5/8 inch iron rod set for the Northwest corner of Lot 12 of said Block 82;
THENCE N 00 deg. 23 min. 20 sec. W, 145.00 feet to a 5/8 inch iron rod set for the Northwest corner of Lot 16, Block 81 of said Texas City First Addition;
THENCE N 89 deg. 36 min. 40 sec. E, along the South right-of-way line of Third Avenue South (70’ wide), passing at 110.00 feet the Northeast corner of said Block 81, and continuing for a total distance of 210.00 feet to a 5/8 inch iron rod set for the Northwest corner of Block 83 of said Texas City First Addition;

THENCE N 00 deg. 23 min. 20 sec. W, passing at 70.00 feet the Southwest corner of Block 40, of said Texas City First Addition and continuing along the East right-of-way line of Fourth Street (100’ wide) for a total distance of 195.00 feet to a 5/8 inch iron rod set for the Northwest corner of said Block 40.
THENCE N 89 deg. 36 min. 40 sec. E, 400.00 feet along the North line of said Block 40 to a 5/8 inch iron rod set for the Northeast corner of said Block 40;
THENCE N 00 deg. 23 min. 20 sec. W, 5.00 feet to a set 5/8 inch iron rod for corner;
THENCE N 89 deg. 36 min. 40 sec. E, 70.00 feet along the North line of that portion of Third Street abandoned by Ordinance dated December 21, 1977;
THENCE S 00 deg. 23 min. 20 sec. E, 5.00 feet to a set 5/8 inch iron rod;
THENCE N 89 deg. 36 min. 40 sec. E, 50.80 feet to a point marking the Northeast corner of said Block 37;
THENCE N 00 deg. 23 min. 20 sec. W, 78.40 feet along the Southerly East line of said Texas City First Addition, to a set 5/8 inch iron rod for corner;
THENCE N 89 deg. 36 min. 40 sec. E, 1,405.01 feet along the South line of Blocks 36, 13 and 12, of said Texas City First Addition, to a set 5/8 inch iron rod for corner;
THENCE N 00 deg. 26 min. 50 sec. W, 1,867.69 feet along the East right-of-way line of Bay Street (100’ wide) to the POINT OF BEGINNING and containing 237.0539 acres of land, more or less.
TRACT 87:
A survey of a 0.0871 acre tract of land out of the John Grant Survey A-72, Texas City, Galveston County, Texas and being more particularly described by metes and bounds as follows:
COMMENCING at a point on the centerline of Texas Avenue, in the City of Texas City, said point being 41.00 feet East of the West line of Bay Street;
THENCE South 00 deg. 23 min. 20 sec. East, a distance of 2,851.30 feet to a point for corner;
THENCE South 35 deg. 20 min. 20 sec. West, a distance of 315.35 feet to a point for corner, said corner being the Southeast corner of Sterling Chemicals (formerly Monsanto Company);
THENCE South 89 deg. 05 min. 40 sec. West, along the South line of said Sterling Chemicals, same being a common line of a 0.0804 acre tract (for a Corp of Engineer’s Easement) and a common line of a 3.3175 acre tract (Tract “A”, Monsanto Company) a distance of 627.11 feet to a Brass Disc set for corner and the POINT OF BEGINNING for the herein described tract;
THENCE South 54 deg. 14 min. 10 sec. West, at a distance of 25.60 feet pass a 5/8 inch iron rod set for reference, in all a distance of 75.60 feet to a P.K. nail set for corner;
THENCE North 35 deg. 45 min. 50 sec. West, a distance of 50.00 feet to a P.K. nail set for corner;

THENCE North 54 deg. 14 min. 10 sec. East, a distance of 50.00 feet to a 5/8 inch iron rod set for corner;
THENCE North 89 deg. 05 min. 40 sec. East, a distance of 49.65 feet to Brass Disc set for corner on the property line of said Sterling Chemicals, same being a common line with said 3.3175 acre tract;
THENCE South 00 deg. 45 min. 50 sec. East, a distance of 26.40 feet to the PLACE OF BEGINNING.

EXHIBIT A
Part II
Property Description
TRACT 1
Lots One (1) and (2), both in Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 2
Lots Three (3) and Four (4), both in Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 3
Lots Five (5) and Six (6), both in Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 4
Lot Seven (7), Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 5
Lots Eight (8) and Nine (9), both in Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 6
Lot Ten (10), Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 7
Lots Twelve (12), Thirteen (13) and Fourteen (14), all in Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 8
Lots Fifteen (15) and Sixteen (16), both in Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 9
Lots One (1) and Two (2), both in Block Six (6), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 10
Lots Three (3) and Four (4), both in Block Six (6), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 11
Lots Five (5) and Six (6), both in Block Six (6), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 12
Lots Ten (10) and Eleven (11), both in Block Six (6), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 13
Lots One (1), Two (2) and Three (3), all in Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 14
Lots Five (5) and Six (6), both in Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 15
Lots Seven (7) and Eight (8), both in Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 16
Lots Nine (9) and Ten (10), both in Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 17
Lot Eleven (11), Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 18
Lots Twelve (12) and Thirteen (13), both in Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 19
Lot Fourteen (14), Block Seven (7), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 20
Lots Three (3) and Four (4), both in Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 21
Lots Five (5) and Six (6), both in Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 22
Lots Seven (7) and Eight (8), both in Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 23
Lots Nine (9) and Ten (10), both in Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 24
Lots Eleven (11) and Twelve (12), both in Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 25
Lot Fifteen (15), Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 26
Lot Sixteen (16), Block Eight (8), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 27
Lots One (1) and Two (2), both in Block Nine (9), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 28
Lots Five (5) and Six (6), both in Block Nine (9), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 29
Lots Fifteen (15) and Sixteen (16), both in Block Nine (9), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 30
The North one-half ( 1/2 ) of Lots One (1) and Two (2), and all of Lots Three (3) and Four (4), all in Block Fourteen (14), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 31
Lots Four (4) and Five (5) in Block Fifteen (15), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 32
Lots Eight (8), Nine (9) and Ten (10), all in Block Fifteen (15), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 33
Lot Eleven (11), Block Fifteen (15), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 34
Lot Twelve (12), Block Fifteen (15), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 35
Lots Thirteen (13) and Fourteen (14), both in Block Fifteen (15), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 36
Lots Fifteen (15) and Sixteen (16), both in Block Fifteen (15), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 37
Lots Four (4) and Five (5), both in Block Sixteen (16), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 38
Lot Seven (7), and the West one-half ( 1/2 ) of Lot Eight (8), both in Block Sixteen (16), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 39
The East one-half ( 1/2 ) of Lot Eight (8), and all of Lots Nine (9) and Ten (10), all in Block Sixteen (16), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 40
Lot Twelve (12), Block Sixteen (16), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 41
Lot Thirteen (13), Block Sixteen (16), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 42
Lots One (1), Two (2), Three (3) and Four (4), all in Block Seventeen (17), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 43
Lots Five (5) and Six (6), both in Block Seventeen (17), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 44
Lots Seven (7), Eight (8), Nine (9) and Ten (10), all in Block Seventeen (17), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 45
Lot Twelve (12), Block Seventeen (17), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 46
Lots Five (5), Six (6), Seven (7), Eight (8), Nine (9) and Ten (10), all in Block Eighteen (18), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
[TRACTS 47 — 50 INTENTIONALLY DELETED]
TRACT 51

The South one-third (1/3) of Lots Thirteen (13), Fourteen (14), Fifteen (15), and Sixteen (16), all in Block Thirty (30), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 52
Lots Five (5) and Six (6), both in Block Thirty-Two (32), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 53
Lots Seven (7) and Eight (8), both in Block Thirty-Two (32), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 54
Lots Nine (9) and Ten (10), both in Block Thirty-Two (32), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 55
Lots One (1), Two (2), Three (3) and Four (4), all in Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 56
Lots Seven (7) and Eight (8), both in Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 57
Lot Nine (9), Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 58
Lot Ten (10), Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 59
Lot Eleven (11), Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 60
Lots Thirteen (13) and Fourteen (14), both in Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 61
Lots Fifteen (15) and Sixteen (16), both in Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 62
Lots Six (6) and Seven (7), both in Block Thirty-Four (34), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 63
Lot Eight, Block Thirty-Four (34), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 64
An undivided one-half ( 1/2 ) interest in lots One (1) and Two (2), both in Block Thirty-Five (35), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 65
Lots Fifteen (15) and Sixteen (16), both in Block Thirty-Five (35), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 66
Lots One (1) and Two (2), both in Block Forty-One (41), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 67
Lot Six (6), Block Forty-One (41), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 68
Lots Nine (9) and Ten (10), both in Block Forty-One (41), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 69
Lots One (1), Two (2), Three (3) and Four (4), all in Block Forty-Two (42), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 70
Lot Five (5), Block Forty-Two (42), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 71
Lot Nine (9), Block Forty-Two (42), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 72
Lot Ten (10), Block Forty-Two (42), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 73
Lots Eleven (11) and Twelve (12), both in Block Forty-Two (42), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 74
Lots Fifteen (15) and Sixteen (16), both in Block Forty-Two (42), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 75
Lots One (1) and Two (2), both in Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 76
Lots Six (6), Seven (7) and Eight (8), all in Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 77
Lot Nine (9), Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 78
Lot Ten (10), Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 79
Lots Fourteen (14), Fifteen (15) and Sixteen (16), all in Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 80
Lots One (1) and Two (2), both in Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 81
Lots Three (3) and Four (4), both in Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 82
Lot Five (5), Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 83
Lots Six (6), Fifteen (15) and Sixteen (16), all in Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 84
Lot Seven (7), Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 85
Lot Eight (8), Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 86
Lot Nine (9), Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 87
Lots Ten (10) and Eleven (11), both in Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 88
Lots Eleven (11), Twelve (12), Thirteen (13) and Fourteen (14), all in Block Forty-Four (44), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 89
Lots Thirteen (13), Fourteen (14), Fifteen (15) and Sixteen (16), all in Block Sixty-One (61), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 90
Lots One (1) and Two (2), both in Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 91
Lots Three (3) and Four (4), both in Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 92
Lot Five (5), Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 93
Lots Six (6) and Seven (7), both in Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 94
Lot Twelve (12), Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 95
Lots Thirteen (13) and the North fifteen feet (15’) of Lot Fourteen (14), both in Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 96
The South ten feet (10’) of Lot Fourteen (14), and all of Lots Fifteen (15) and Sixteen (16), all in Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 97
Lots One (1) and Two (2), both in Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 98
Lots Five (5) and Six (6), both in Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 99
An undivided one-half ( 1/2 ) interest in and to Lots Seven (7), Eight (8) and Nine (9), all in Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 100
Lots Ten (10) and Eleven (11), both in Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 101
Lot Twelve (12), Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 102
Lots Thirteen (13) and Fourteen (14), both in Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 103
Lots Fifteen (15) and Sixteen (16), both in Block Sixty-Four (64), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 104
Lots One (1), Two (2) and Three (3), all in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 105
Lot Four (4), Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 106
Lots Five (5) and Six (6), both in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 107
Lots Seven (7) and Eight (8), both in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 108
Lots Nine (9) and Ten (10), both in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 109
Lots Thirteen (13) and Fourteen (14), both in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 110
Lots Fifteen (15) and Sixteen (16), both in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 111
Lots One (1), Two (2) and Three (3), all in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 112
Lots Six (6), Seven (7) and Eight (8), all in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 113
Lots Nine (9) and Ten (10), both in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 114
Lots Eleven (11) and Twelve (12), both in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 115
Lots Thirteen (13) and Fourteen (14), both in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 116
Lots Fifteen (15) and Sixteen (16), both in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 117
Lots One (1), Two (2) and Three (3), all in Block Sixty-Seven (67), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 118
Lots Six (6) and Seven (7), all in Block Sixty-Seven (67), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 119
Lots Eight (8) and Nine (9), both in Block Sixty-Seven (67), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 120
Lots Ten (10), Eleven (11) and Twelve (12), all in Block Sixty-Seven (67), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 121
Lots Thirteen (13) and Fourteen (14), both in Block Sixty-Seven (67), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 122
Lots Fifteen (15) and Sixteen (16), both in Block Sixty-Seven (67), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 123
Lots One (1), Two (2), Three (3) and Four (4), all in Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 124
Lots Six (6) and Seven (7), both in Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 125
Lot Eight (8), Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 126
Lot Nine (9), Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 127
Lots Ten (10), Thirteen (13) and Fourteen (14), all in Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 128
Lots Eleven (11) and Twelve (12), both in Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 129
Lots Fifteen (15) and Sixteen (16), both in Block Sixty-Eight (68), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 130
Lots Nine (9) and Ten (10), both in Block Sixty-Nine (69), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 131
Lots One (1) and Two (2), both in Block Seventy-Nine (79), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 132
Lots Five (5) and Six (6), both in Block Eighty-One (81), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 133
Lots Seven (7) and Eight (8), both in Block Eighty-One (81), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 134
Lots Nine (9), Ten (10) and Eleven (11), all in Block Eighty-One (81), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 135
Lots Nine (9), Ten (10) and Eleven (11), in Block Nine (9), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 136
Lots Three (3), Four (4) and Five (5), in Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

EXHIBIT A
Part III
Property Description
TRACT 1
Lot Eleven (11), Block Five (5), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 2
Lots Seven (7), Eight (8) and Nine (9), all in Block Six (6), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 3
Lots Twelve (12) and Thirteen (13), and the South one-half ( 1/2 ) of Lot Fourteen (14), all in Block Six (6), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 4
Lots Three (3) and Four (4), both in Block Nine (9), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 5
Lot Seven (7), Block Nine (9), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 6
Lot Six (6), Block Sixteen (16), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 7
Lots Fifteen (15) and Sixteen (16), both in Block Seventeen (17), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 8
Lot Four (4), in Block Twenty-Five (25), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 9
Lots Three (3) and Four (4), both in Block Thirty-Two (32), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 10
Lots Five (5) and Six (6), both in Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 11
Lot Twelve (12), Block Thirty-Three (33), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 12
Lot Eleven (11), Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 13
Lot Twelve (12), Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.

TRACT 14
Lot Thirteen (13), Block Forty-Three (43), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 15
Lots Eight (8), Nine (9), Ten (10) and Eleven (11), all in Block Sixty-Three (63), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 16
Lot Eleven (11), in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 17
Lot Twelve (12), in Block Sixty-Five (65), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 18
Lots Four (4) and Five (5), both in Block Sixty-Six (66), Texas City First Division, in Galveston County, Texas, according to the map or plat thereof, recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 19
Any and all claims, if any, which Grantor may have, of adverse possession and use to Lot 5 in Block 79 of Texas City First Division, a subdivision in Galveston County, Texas according to the map or plat thereof recorded in Volume 113, Page 26, in the Office of the County Clerk of Galveston County, Texas.
TRACT 20
Miscellaneous:
(i) Line No. 17.
A six inch (6”) pipeline for the delivery of sludge for treatment from Monsanto’s “North 80” tract but insofar and only insofar as said pipeline lies within the boundaries of the plant site.

(ii) Electric Power Line Right of Way dated April 20, 1971, to be effective from and after June 1, 1970, between Texas City Terminal Railway Company and Monsanto Company.
(iii) All rights and interests referred to or described in that certain Assignment of Lease, Right of Way and Pipeline Easements and Bill of Sale from Monsanto Company to Sterling Chemicals, Inc. dated as of August 1, 1986 recorded under Clerk’s File No. 8628666 in the Official Public Records of Real Property of Galveston County, Texas.